                                                                    EXHIBIT 10.1

GORDON & SILVER, LTD.
GERALD M. GORDON, ESQ.
Nevada State Bar No. 229
WILLIAM M. NOALL, ESQ.
Nevada State Bar No. 3549
THOMAS H. FELL, ESQ.
Nevada State Bar No. 3717
3960 Howard Hughes Pkwy, 9th Fl.
Las Vegas, Nevada 89109
Telephone (702) 796-5555
Facsimile (702) 369-2666
  Attorneys for Debtors

                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF NEVADA

In re

FITZGERALDS GAMING
CORPORATION, a Nevada corporation,

               Debtor.

[ ] Affects this Debtor.                         /

[X] Affects all Debtors.                         /

[ ] Affects FITZGERALDS SOUTH, INC.,
a Nevada corporation,                            /

[ ] Affects FITZGERALDS RENO, INC.,
a Nevada corporation,                            /

[ ] Affects FITZGERALDS INCORPORATED,
a Nevada corporation,                            /

[ ] Affects FITZGERALDS LAS VEGAS, INC.,
Nevada corporation,                              /

[ ] Affects FITZGERALDS MISSISSIPPI, INC.,
a Mississippi corporation,                       /

[ ] Affects FITZGERALDS BLACK HAWK,
INC., a Nevada corporation,                       /

[ ] Affects FITZGERALDS BLACK HAWK II,
INC., a Colorado corporation,                    /

[ ] Affects 101 MAIN STREET LIMITED
LIABILITY COMPANY, a Colorado limited
liability company,                                /
[ ] Affects FITZGERALDS FREMONT
EXPERIENCE CORPORATION,
a Nevada corporation,                            /

Case No. BK-N-00-33467-GWZ Chapter 11
Joint Administration With:
BK-N-00-33468 (Fitzgeralds South, Inc.)
BK-N-00-33469 (Fitzgeralds Reno, Inc.)
BK-N-00-33470 (Fitzgeralds, Inc.)
BK-N-00-33471 (Fitzgeralds LAS Vegas, Inc.)
BK-N-00-33472 (Fitzgeralds Mississippi, Inc.)
BK-N-00-33473 (Fitzgeralds Black Hawk, Inc.)
BK-N-00-33474 (Fitzgeralds Black Hawk II, Inc.)
BK-N-00-33475 (101 Main Street LLC)
BK-N-00-33476 (Fitzgeralds Fremont Experience Corp.)

ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION DATED MARCH 26, 2003 AS AMENDED BY SECOND AMENDED PLAN OF REORGANIZATION AS MODIFIED AND APPROVING SUPPLEMENTAL DISCLOSURE STATEMENT

Date: April 21, 2003
Time: 1:00 p.m.

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555

         This matter came on before the above-entitled Court on April 21,2003 for a confirmation hearing on the Debtors' Second Amended Plan of Reorganization, dated March 26, 2003 as modified by Debtors' Second Amended Plan of Reorganization As Modified, dated April 18, 2003 ("Plan") and final approval of the Supplemental Disclosure Statement approved conditionally on March 24, 2003 ("Supplemental Disclosure Statement"). A true and correct copy of the Plan is attached hereto as Exhibit "1". The Plan was filed by Fitzgeralds Gaming Corporation, a Nevada corporation ("FGC"), Fitzgeralds South, Inc., a Nevada corporation ("FSI"), Fitzgeralds Reno, Inc., a Nevada corporation ("FRI"), Fitzgeralds Incorporated, a Nevada corporation ("FI"), Fitzgeralds Las Vegas, Inc., a Nevada corporation ("FLVI"), Fitzgeralds Mississippi, Inc., a Mississippi corporation ("FMI"), Fitzgeralds Black Hawk, Inc., a Nevada corporation ("FBHI"), Fitzgeralds Black Hawk II, Inc., a Colorado corporation ("FBHII"), 101 Main Street Limited Liability Company, a Colorado limited liability company ("101Main") and Fitzgeralds Fremont Experience Corporation, a Nevada corporation ("FFEC" and together with FGC, FSI, FRI, FI, FLVI, FMI, FBHI, FBHU and 101Main the "Debtors"), debtors and debtors-in-possession in the above captioned jointly administered Chapter 11 proceeding.

         With respect to the Supplemental Disclosure Statement the Court finds and concludes that the Supplemental Disclosure Statement provides adequate information as required by Section 1125 of the Bankruptcy Code and is approved.

         With respect to the Plan, the Court finds and concludes as follows:(1)

         1. By Order Conditionally: (1) Approving Adequacy Of Disclosures In Debtors' Supplemental Disclosure Statement, (2) Setting Deadlines For Balloting And Opposing

(1) Unless stated otherwise, all terms defined in the Plan will have the same meanings when used in this Confirmation Order.

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555

Confirmation Of Debtors' Plan of Reorganization, and (3) Setting Confirmation Hearing; Notice Of Confirmation ("Supplemental Disclosure Statement Order") entered on March 26, 2003, the Court conditionally approved the Supplemental Disclosure Statement To Accompany Debtors' Second Amended Plan of Reorganization dated March 24, 2003, ("Supplemental Disclosure Statement"), to be read in conjunction with Debtors' Initial Disclosure Statement Dated December 19, 2002 ("Disclosure Statement"), related to the Plan and established certain procedures and fixed certain deadlines related to the solicitation of votes on the Plan and a Bar Date for the filing of Professional Fee applications and Administrative Claims. Following the Court's entry of the Supplemental Disclosure Statement Order, Plan solicitation packages (in the form approved by the Court), including the Supplemental Disclosure Statement, Ballots and Disclosure Statement were timely transmitted to the Creditors and other parties-in-interest, and the Supplemental Disclosure Statement to holders of Equity Interests, all in accordance with Bankruptcy Rule 3017(d) and the Supplemental Disclosure Statement Order.

         2. The Court finds that the Plan differs from the Debtors' Second Amended Plan of Reorganization Dated March 26, 2003 with respect to the treatment of the Claims of Scout Development Corporation ("Scout"), the Claims (if any) of the Internal Revenue Service and the acceptance (versus previous rejection) of the executory contracts and leases relating to the Parking Garage as reflected on Schedule 7.1 to the Plan. The Court finds that these modifications comply with the requirements of Sections 1122 and 1123 of the Code and does not materially and adversely affect the interest of any Creditor or holder of an Equity Interest. As such, all votes to accept or reject the Debtors' Second Amended Plan of Reorganization Dated March 26,2003, are deemed to have similarly accepted or rejected the Plan.

         3. Based upon the stipulation ("Scout Stipulation") by and between Debtors, the Informal Committee and Scout, the Motion to Allow Claim of Scout Development Corporation for Purposes of Voting on Debtor's [sic] Proposed Second Amended Plan of Reorganization

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555

("Scout Motion") is granted subject to the terms of the Scout Stipulation and Scout's votes on the Plan are changed in accordance with the terms of the Scout Stipulation.

         4. The voting on the Plan is summarized in the Debtors' Certification Of Acceptance Or Rejection Of Debtors' Second Amended Plan of Reorganization (Ballot Summary) filed by the Debtors on April 17, 2003. On April 21, 2003 the Debtors filed the Plan, modifying the Second Amended Plan. At the Confirmation Hearing, Holiday Franchising Inc. changed its vote, of its Class 8 Claim in the amount of $1,574,316.50, to a vote accepting the Plan. At the Confirmation Hearing, Scout changed its vote with respect to a $500,000 Class 8 Claim to a vote accepting the Plan.

         5. On April 21, 2003, the Court conducted a hearing regarding final approval of the Disclosure Statement and confirmation of the Plan, at which time the Court considered:

                  a)       The Plan;

                  b) The Amended Plan Supplement to Debtors' Second Amended Plan of Reorganization;

                  c)       The Disclosure Statement;

                  d)       The Supplemental Disclosure Statement;

                  e) Debtors' Confirmation Brief In Support Of Confirmation Of Debtors' Second Amended Plan of Reorganization and Debtors' Reply To Scout Development Corporation's And Jerome Turk's Objections To Debtors' Second Amended Plan of Reorganization ("Confirmation Brief");

                  f) The Declaration of Michael E. McPherson In Support of Debtors' Confirmation Brief ("McPherson Declaration")

                  g)       The Ballot Report;

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555

                  h) United States' Objection to Confirmation of Debtors' Second Amended Plan of Reorganization (which based upon the modifications contained in the Plan is deemed satisfied and withdrawn);

                  i) Scout Development Corporation's Objections to Final Approval of Debtor's Disclosure Statement and Confirmation of Debtor's Second Amended Plan of Reorganization (which in accordance with the Scout Stipulation is deemed withdrawn);

                  j)       The Scout Motion;

                  k) Objection of Jerome Turk and the Jerome H. and Carol Turk Irrevocable Life Insurance Trust Dated April 22, 1996 to Confirmation of Second Amended Plan of Reorganization; and

                  1) Oral argument, representations and stipulations, including the term sheet relating to Scout's secured and unsecured Claims a proffer of testimony of Michael McPherson regarding a settlement among the Debtors, Scout and the Informal committee, and additional pleadings filed by parties in interest and counsel.

         4. The Court also considered the prior testimony evidence presented in this Chapter 11 Case and the entire record before the Court.

         5. At the conclusion of the Confirmation Hearing, the Court determined the following:

                  A. The modifications of the Debtors' Second Amended Plan of Reorganization Dated March 26, 2003 as contained in the Plan are approved and additional disclosure and solicitation under Section 1125 of the Code arc not required;

                  B. The Plan complies with the applicable provisions of Title 11 of the United States Code as required by 11 U.S.C. Section 1129(a)(l), including Sections 1122 and 1123;

                  C. The Debtors have complied with the applicable provisions of Title 11 of the United States Code as required by 11 U.S.C. Section 1129(a)(2);

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555

                  D. The Plan has been proposed in good faith and not by any means forbidden by law as required by 11 U.S.C. Section 1129(a)(3);

                  E. Any payment made or to be made by the Debtors or by any person issuing securities or acquiring property under the Plan, for services or for costs and expenses in or connected with this Chapter 11 Case, or in connection with the Plan, and incident to the Chapter 11 Case, has been approved by or is subject to the approval of this Court as reasonable as required by 11 U.S.C. Section 1129(a)(4);

                  F. The Debtors have disclosed the identity and affiliation of any individual proposed to serve, after confirmation of the Plan, as a director, officer or voting trustee of the Debtors or a successor to the Debtors under the Plan; the appointment to or continuance in, such office of such individual is consistent with the interest of Creditors and Equity Interest holders and with public policy; the Debtors have disclosed the identity of any insider that will be employed or retained by the Reorganized Debtors, and the nature of any compensation for such insider as required by 11 U.S.C. Section 1129(a)(5);

                  G. 11 U.S.C. Sections 1129(a)(6) and (13) are inapplicable to the Debtors and the Reorganization Cases;

                  H. With respect to each impaired Class of Claims or Equity Interests:

                           i. Each holder of a Claim or Equity Interest of each Class has accepted the Plan or will receive or retain under the Plan on account of such Claim or Equity Interest property of a value, as of the Effective Date of the Plan, that is not less than the amount that such holder would so receive or retain if the Debtors were liquidated under chapter 7 of Title 11 on such date; or

                           ii. If Section 1111(b)(2) of Title 11 applies to the Claims of such Class, each holder of a Claim of such Class will receive and retain under the Plan on account of such Claim property of a value, as of the Effective Date of the Plan,

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555
         that is not less than the value of such holder's interest in the Estates' interest in the property that secures such Claims, all as set forth in 11 U.S.C. Section 1129(a)(7);

                  I. Classes 1,2,3,4, 5 and 7 are unimpaired under the Plan;

                  J. Classes 6, 8, and 9 are impaired under the Plan and have accepted the Plan;

                  K. Class 10 is impaired under the Plan and is deemed to have rejected the Plan;

                  L. Classes 11, 12, 13 and 14 are impaired under the Plan, and by virtue of receiving nothing under the Plan, the holders of Subsidiary Equity Interests, Old FGC Preferred Stock. FSI Warrant Claims and Old FGC Common Stock are deemed to have rejected the Plan, all as required by 11 U.S.C. Section 1129(a)(8);

                  M. Section 5.5 of the Plan is hereby amended to reflect the correct treatment of Class 11-Subsidiary Equity Interest, as follows:

                           i. All Subsidiary Equity Interests (except as otherwise provided in Sections 6.1.4, 6.1.5 and 6.1.6 in the
                  Plan) and the FSI Equity Interest shall be canceled and terminated without any further act or action under any applicable agreement, law, regulation, order or rule.

                  N. Except to the extent that a holder of a particular Claim has agreed to a different treatment of such Claim, the Plan provides that:

                           i. With respect to a Claim of a kind specified in 11 U.S.C. Sections 507(a)(l) or 507(a)(2), on the Effective Date of the Plan the holder of such Claim will receive on account of such Claim, cash equal to the allowed amount of such Claim;

                           ii. With respect to a Class of Claims of a kind specified in 11 U.S.C. Sections 507(a)(3), 507(a)(4), 507(a)(5), 507(a)(6), or 507(a)(7), each holder of a Claim

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555
                  of such Class will receive if such Class has accepted the Plan, deferred cash payments of a value, as of the Effective Date equal to the allowed amount of such Claim, or if such Class has not accepted the Plan, cash on the Effective Date equal to the allowed amount of such Claims; and

                  iii. With respect to a Claim of a kind specified in 11 U.S.C. Section 507(a)(8), the holder of such Claim will receive on account of such Claim, deferred cash payments, over a period not exceeding six (6) years after the date of assessment of such Claim, of a value, as of the Effective Date equal to the allowed amount of such Claim as required by 11 U.S.C. Section 1129(a)(9).

                  o. The Objection filed by IRS has been resolved by modification to the Plan.

                  P. The Objection filed by Scout has been resolved by the Scout Stipulation evidenced by the amended treatment of Scout's Claim in the Plan.

                  Q.       The Objection of Turk is denied.

                  R. At least one Class of Claims that is impaired under the Plan has accepted the Plan, determined without including any acceptance of the Plan by any insider as required by 11 U.S.C. Section 1129(a)(l0);

                  S. Confirmation of the Plan is not likely to be followed by the liquidation or the need for further financial reorganization of the Debtor or any successor to the Debtors under the Plan, if applicable, unless such liquidation or reorganization is proposed in the Plan as required by 11 U.S.C. Section 1129(a)(11); and

                  T. All fees payable under 28 U.S.C. Section 1930 as determined by the Court have been paid or the Plan provides for the payment of all such fees on the Effective Date as required by 11 U.S.C.
         Section 1129(a)(12).

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555

         6. Confirmation of the Plan is a core proceeding under 28 U.S.C. Section 157(b)(2). Pursuant to 28 U.S.C. Sections 157(b) and 1334, this Court has the jurisdiction to enter a Final Order confirming the Plan.

         7. At the request of Debtors the Court finds that all of the applicable requirements of Section 1129(a) of the Code have been met other than paragraph (8) with regard to Classes 10, 11, 12, 13 and 14. The Court further finds that the Plan does not discriminate unfairly, and is fair and equitable with respect to each such Class and that no holder of any claim or interest that is junior to the Claims or Equity Interests of any such Class will receive or retain under the Plan on account of such junior Claim or Equity Interest any property of the Estate as required by Section 1129(b) of the Code for approval of the Plan despite such Classes having not accepted the Plan.

         8. After hearings on due and proper notice, the Court has determined that the Plan hereby satisfies the requirements for Confirmation set forth in 11 U.S.C. Sections 1129(a).

         Based on the foregoing findings and conclusions, and the entire record before the Court; and good cause appearing,

         IT IS HEREBY ORDERED as follows:

         A. The Supplemental Disclosure Statement shall be, and hereby is, approved. The modifications of the Second Amended Plan contained in the Plan do not require any resolicitation of creditors or other parties in interest. Pursuant to 11 U.S.C Section 1127, all votes of creditors accepting the Second Amended Plan are hereby deemed to be votes in favor of the Plan.

         B. The Plan shall be, and hereby is, confirmed pursuant to 11 U.S.C. Section 1129. The terms of the Plan and the exhibits thereto contained in the Plan Supplement are approved in substance and are by reference incorporated into this Confirmation Order. Any and all modifications to the Plan and Plan Supplement documents as referenced above shall be, and hereby are, approved.

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555

         C. In accordance with Section 7.2, entry of the Confirmation Order as of the Effective Date shall constitute: (i) approval, pursuant to Bankruptcy Code Section 365(a), of the assumption by the applicable Reorganized Debtor of each executory contract and unexpired lease listed on Schedule 7.1, and (ii) authorization for the Reorganized Debtors to reject each executory contract and unexpired lease to which any of the Debtors are parties and which is not listed on Schedule 7.1 and neither assumed, assumed and assigned nor rejected by separate order prior to the Effective Date. Unless they file an objection to the assumption prior to the Confirmation Hearing, each counterparty to an executory contract or unexpired lease on Schedule 7.1 shall be deemed to have consented to such assumption. Notwithstanding anything contained herein to the contrary, up to the Confirmation Date the Debtors, at the direction of the Informal Committee, shall add to or delete from Schedule 7.1 any executory contract or unexpired lease.

         D. Pursuant to 11 U.S.C. Sections l05(a) and 1123(b)(3) and Bankruptcy Rule 9019(a) the settlements, compromises, discharges, releases and injunctions set forth in the Plan are hereby approved as an integral part of the Plan, are fair, equitable, reasonable and in the best interests of the Debtors and their estates and holders of Claims and Equity Interests, and are intended to have the benefits of Fed. R. Evid. 408 and similar state-law provisions.

         E. The Debtors, the Reorganized Debtors and all other necessary parties are authorized and empowered in accordance with 11 U.S.C. Section 1123, without further Court order, to execute and deliver any instrument, security, agreement or document, and to perform any act, that is necessary, desirable, or required for the consummation of the Plan.

         F. Pursuant to 11 U.S.C. Section 1145, except with respect to an entity that is an underwriter as defined in Section 1145(b), Section 5 of the Securities Act of 1933 and any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker or dealer in a security, do not apply to the Reorganized Debtors' equity interests.

  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
 3960 HOWARD HUGHES PKWY
 LAS VEGAS, NEVADA 89109
     (702)796-5555

         G.       Pursuant to 11 U.S.C.Section 1141, as provided for in Section
10.3 of the Plan and in this Confirmation Order, and except as otherwise provided for in the Plan and this Confirmation Order, entry of this Confirmation Order and occurrence of the Effective Date shall: (a) discharge the Debtors and Reorganized Debtors from all Claims or other debts that arose before the Confirmation Date including all Claims arising under and related to the Notes and all debts of the kind specified in Sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not: (i) a proof of Claim based on such debt is filed or deemed filed pursuant to Section 501 of the Bankruptcy Code; (ii) a Claim based on such debt is allowed pursuant to Section 502 of the Bankruptcy Code; or (iii) the holder of a Claim based on such debt has accepted this Plan; and (b) terminate all interest and other rights of holders of Equity Securities in the Debtors.

         H. As provided for in Section 10.4 of the Plan and this Confirmation Order, as of the Confirmation Date, all entities that have held, currently hold or may hold a Claim or other debt or liability or an Equity Security or other right of an Equity Security holder that is terminated pursuant to the terms of the Plan are permanently enjoined from taking any of the following actions on account of any such Claims, debts or liabilities or terminated Equity Security or rights: (i) commencing or continuing in any manner any action or other proceeding against the Reorganized Debtors or their respective properties; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Reorganized Debtors or their respective properties; (iii) creating, perfecting or enforcing any Lien or encumbrance against the Reorganized Debtors or their respective properties;
(iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Reorganized Debtors or their respective properties; and (v) commencing or continuing any action, in any manner or any place, that does not comply with or is inconsistent with the provisions of the Plan or the Bankruptcy Code. By accepting distributions pursuant to the Plan, each holder of an Allowed Claim receiving

  GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
     NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555
distributions pursuant to the Plan will be deemed to have specifically consented to the injunction set forth in Section 10.4 of the Plan.

         I. As provided for in Section 10.5 of the Plan and in this Confirmation Order, and except as otherwise provided for in the Plan and this Confirmation Order, upon entry of this Confirmation Order and occurrence of the Effective Date, from and after the Effective Date, none of Debtors, the Reorganized Debtors, or the Informal Committee nor any of their respective present or former members, directors, officers, managers, employees, advisors, attorneys or agents, shall have or incur any liability to any holder of a Claim or Equity Security or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys or Affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the 363 Motion, the pursuit of confirmation of the Plan or the consummation of this Plan, except for
(i) under the Restructuring Agreement, and all amendments and restatements thereto, to the extent assumed by the Reorganized Debtors, (ii) violations of the Risk Management Contracts, (iii) gross negligence and (iv) willful misconduct, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan or in the context of the Chapter 11 Cases. No holder of a Claim or Equity Security, nor any other party in interest, including their respective agents, employees, representatives, financial advisors, attorneys or Affiliates, shall have any right of action against Debtors, the Reorganized Debtors, the Informal Committee or any of their respective present or former members, officers, directors, managers, employees, advisors, attorneys or agents, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan or the administration of the Plan, except for (i) their willful misconduct or gross negligence, (ii) matters specifically contemplated by the Plan and (iii) any liability of an attorney to its client not subject to exculpation under the Bankruptcy Code.

  GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
     NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

         J. As provided for in Section 10.6 of the Plan and in this Confirmation Order, and except as otherwise provided for in the Plan and this Confirmation Order, upon entry of this Confirmation Order and occurrence of the Effective Date, as part of the distributions to holders of Class 6 Claims under the Plan, each Person who has been a record owner or beneficial owner of Notes, any direct or indirect securities intermediary (including The Depository Trust Company) for such an owner, the Indenture Trustee and any of their advisers, is hereby released, as of the Effective Date, from all claims and causes of action, including avoidance actions, that the Debtors or their Estates had, have or may in the future have to recover any payments made in respect of the Notes, including payments of fees of professionals retained by the Informal Committee

         K. By accepting distributions pursuant to the Plan, each holder of an Allowed Claim receiving distributions pursuant to the Plan shall be, and hereby is, deemed to have specifically consented to the releases, injunctions and exculpations set forth in the Plan and this Confirmation Order.

         L. This Court shall retain jurisdiction in accordance with the terms of Article 11 of the Plan.

         M. All injunctions and stays pursuant to 11 U.S.C. Sections 105 and 362 of the Bankruptcy Code or otherwise shall remain in full force and effect until the Effective Date of the Plan, except that nothing herein shall bar the filing of financing documents or the taking of such other actions as are necessary to effectuate the transactions contemplated by the Plan, Sales Process Order, Definitive Purchase and Sales Agreement or by this Confirmation Order.

         N. Pursuant to 11 U.S.C Section 1146(c): (1) the issuance, distribution, transfer or exchange of Reorganized Debtors' equity interests; (2) the creation, modification, assignment, consolidation, filing or recording of any mortgage, deed of trust, security agreement or similar instrument; (3) the securing of additional indebtedness by such means or by other means or the

  GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
     NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555
additional securing of existing indebtedness by such means or by other means;
(4) the creation, modification, assignment, delivery, filing or recording of any lease or sublease; or (5) the creation, modification, assignment, delivery, filing or recording of any deed, bill of sale or assignment, or other instrument of transfer, all under, in furtherance of, or in connection with, the Plan, this Confirmation Order, the Restructuring Agreement or any transactions arising of, contemplated by or in any way related to the foregoing, whether occurring on or after the Effective Date, shall not be subject to any document recording tax, stamp tax or stamp act, conveyance, filing or transfer fee, intangibles or similar tax, mortgage tax, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the appropriate state or local governmental officials or agents shall be, and hereby are, directed to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

         o. Until the entry of the Final Decree, the Debtor shall file with the clerk, not later than 20 days after the end of the calendar quarter which occurs after the entry of this Confirmation Order, and every six (6) months thereafter, a report of the action taken by the Reorganized Debtor and the progress made toward consummation of the Plan. Said report shall include, at a minimum, the following information:

                  1. A schedule of any personal property costing more than $5,000.00 and any real property acquired, sold or disposed of since entry of this Confirmation Order and the price paid for each;

                  2. A schedule listing each debt, the total amount required to be paid under the Plan, the amount required to be paid to date, the amount actually paid to date, and the amount unpaid;

  GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
     NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555
                                       14

                  3. A schedule of executory contracts entered into after the entry of thir Confirmation Order;

                  4. A statement listing each post-petition tax (i.e., income, payroll, property sales), and payee and the amount actually paid;

                  5. The progress toward completion of the confirmed Plan and a list and status of any pending adversary proceedings or motion and resolution expected; and

                  6. A statement regarding the status of payments of both pre-confirmation and post-confirmation United States Trustee quarterly fees.

                       DATED this _____ day of May 5, 2003.

                                                /s/ [ILLEGIBLE]
                                           ------------------------------
                                           United States Bankruptcy Judge

PREPARED AND SUBMITTED BY:

GORDON & SILVER, LTD.

By /s/ Gerald M. Gordon, Esq.
-----------------------------
Gerald M. Gordon, Esq.
Williams M. Noall, Esq.
Thomas H. Fell, Esq.
3960 Howard Hughes Parkway, 9th Fl.
Las Vegas, Nevada 89109
Attorneys for Debtor

  GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
     NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

Approved by:                                        Approved by:

HALE LANE PEEK DENNISON                             ROPES & GRAY
HOWARD & ANDERSON

By:_________________________                        By:/s/ D. ROSS MARTIN, ESQ.
   PAULINE NG LEE, ESQ.                             ---------------------------
   Nevada Bar No. 6392                                 D. ROSS MARTIN, ESQ.
   2300 West Sahara Ave., Ste. 800                     One International Place
   Las Vegas, NV 89102                                 Boston, MA 02110-2624
     Attorneys for Scout Development                       Attorneys for the
  corp.                                                Bondholder Committee

Approved by:                                        Approved by:

OFFICE OF THE UNITED STATES
TRUSTEE

By ___________________________                      By _____________________
   NICK STROZZA, U.S. TRUSTEE                          JEFFREY L. HARTMAN, ESQ.
   300 Booth Street, Ste 2129                          419 W. Plumb Lane
   Reno, NV 89509                                      Reno, NV 89509
                                                        Attorney for Jerome Turk

Approved by:

INTERNAL REVENUE SERVICE

BY _______________________
   ROLLIN G. THORLEY, ESQ.
   4750 W. Oakey Blvd.
   Las Vegas, NV 89 102

  GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
     NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

Approved by:                                      Approved by:

HALE LANE PEEK DENNISON                           ROPES & GRAY
HOWARDS-

By: /s/ Pauline NG Lee, Esq.                      By: ____________________
-----------------------------                          D. ROSS MARTIN, ESQ.
    PAULINE NG LEE, ESQ.                               One International Place
    Nevada Bar No.6392                                 Boston, MA 02110-2624
    2300 West Sahara Ave., Ste. 800                      Attorneys for the
    Las Vegas, NV 89102                                  Bondholder Committee
       Attorneys for Scout Development
    Corp.

Approved by:                                           Approved by:

OFFICE OF THE UNITED STATES
TRUSTEE

BY __________________________                       By _________________________
   NICK STROZZA, U.S. TRUSTEE                           JEFFREY L. HARTMAN, ESQ.
   300 Booth Street, Ste 2129                          419 W. Plumb Lane
   Reno, NV 89509
                                                       Reno, NV 89509
                                                        Attorney far Jerome Turk

Approved by:

INTERNAL REVENUE SERVICE

By ______________________________
   ROLLIN G. THORLEY, ESQ.
   4750 W. Oakey Blvd.
   Las Vegas, NV 89102

  GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
     NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

Approved by:                                      Approved by:

HALE LABE PEEK DENNISON                            ROPES & GRAY
HOWARD & ANDERSON

By:_________________________                      By:/s/ [ILLEGIBLE]
   PAULINE NG LEE, ESQ.                           ----------------------------
   Nevada Bar No. 6392                               D. ROSS MARTIN, ESQ.
   2300 West Sahara Ave., Ste 800                    One International Place
   Las Vegas, NV 89102                               Boston, MA 02110-2624
    Attorneys for Scout Development                   Attorneys for the
   corp.                                             Bondholder Committee

Approved by:                                      Approved by:

OFFICE OF THE UNITED STATES
TRUSTEE

By /s/ [ILLEGIBLE]                                 By /s/ [ILLEGIBLE]
  ---------------------------                        ---------------------------
   NICK STROZZA, U.S. TRUSTEE                         JEFFREY L. HARTMAN, ESQ.
   300 Booth Street, Ste. 2129                        419 W. Plumb Lane
   Reno, NV 89509                                     Reno, NV 89509
                                                       Attorney for Jerome Turk

Approved by:

INTERNAL REVENUE SERVICE

BY _______________________
   ROLLIN G. THORLEY, ESQ.
   4750 W. Oakey Blvd.
   Las Vegas, NV 89102

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

Approved by:                                      Approved by:

HALE LANE PEEK DENNISON                           ROPES & GRAY
HOWARD & ANDERSON

By: ______________________________                By: /s/ D. Ross Martin, ESQ.
    PAULINE NG LEE, ESQ.                          ----------------------------
    Nevada Bar No.6392                               D. ROSS MARTIN ESQ.
    2300 West Sahara Ave., Ste.800                   One International Place
    Las Vegas, NV 89102                              Boston, MA 02110-2624
       Attorneys for Scout Development                  Attorneys for the
     Corp.                                              Bondholder Committee

Approved by:                                      Approved by:

OFFICE OF THE UNITED STATES
TRUSTEE

BY _______________________________               By /s/ Jeffrey L. Hartman, ESQ.
   NICK STROZZA, U.S. TRUSTEE ESQ.                  ----------------------------
   300 Booth Street, Ste 2129                       JEFFREY L. HARTMAN, ESQ.
   Reno, NV 89509                                   419 W. Plumb Lane
                                                    Reno, NV 89509
                                                      Attorney for Jerome Turk

Approved BY:

INTERNAL REVENUE SERVICE

By ________________________
   ROLLIN G. THORLEY, ESQ.
   4750 W. Oakey Blvd.
   Las Vegas, NV 89102

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
      NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

Approved by:                                    Approved by:

HALE LANE PEEK DENNISON                         ROPES & GRAY
HOWARD & ANDERSON

By: _______________________________             By: /s/ D. Ross Martin, ESQ
    PAULINE NG LEE, ESQ.                        ---------------------------
    Nevada Bar No. 6392                            D. ROSS MARTIN, ESQ.
    2300 West Sahara Ave., Ste. 800                One International Place
    Las Vegas, NV 89102                            Boston, MA 02110-1624
        Attorneys for Scout Development             Attorneys for the Bondholder
    Corp.                                           Committee

Approved by:                                    Approved by:

OFFICE OF THE UNITED STATES
TRUSTEE

By /s/ [ILLEGIBLE]                              BY _____________________
-----------------------------                      JEFFREY L. HARTMAN, ESQ.
   NICK STROZZA, U.S. TRUSTEE                      419 W. Plumb Lane
   300 Booth Street, Ste 2129                      Reno, NV 89509
   Reno, NV 89509                                    Attorney for Jerome Turk

Approved By:

INTERNAL REVENUE SERVICE

By: /s/ [ILLEGIBLE]
---------------------------
   ROLLIN G. THORLEY, ESQ.
   4750 W. Oakey Blvd.
   Las Vegas, NV 89102

  GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
     NINTH FLOOR
3960 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555
                                       20

GORDON & SILVER, LTD.
GERALD M. GORDON, ESQ.
Nevada Bar No. 229
WILLIAM M. NOALL, ESQ.
Nevada Bar No. 3549
THOMAS H. FELL, ESQ.
Nevada Bar No. 3717
3960 Howard Hughes Pkwy, 9 th F1.
Las Vegas, Nevada 89109
Telephone (702) 796-5555
Facsimile (702) 369-2666
          Attorneys for Debtors

                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF NEVADA

In re

FITZGERALDS GAMING
CORPORATION, a Nevada corporation,

             Debtor.

[ ] Affects this Debtor.                             /

[ ] Affects all Debtors.                             /

[ ] Affects FITZGERALDS SOUTH, INC.,
a Nevada corporation.                                /

[ ] Affects FITZGERALDS RENO, INC.,
a Nevada corporation,                                /

[ ] Affects FITZGERALDS INCORPORATED,
a Nevada corporation,                                /

[ ] Affects FITZGERALDS LAS VEGAS, INC.,
A Nevada corporation,                                /

[ ] Affects FITZGERALDS MISSISSIPPI, INC.,
a Mississippi corporation,                           /

[ ] Affects FITZGERALDS BLACK HAWK,
INC; a Nevada corporation,                           /

[ ] Affects FITZGERALDS BLACK HAWK II,
INC., a Colorado corporation.                        /

[ ] Affects 101 MAIN STREET LIMITED
LIABILITY COMPANY, a Colorado limited
liability company,                                   /

[ ] Affects FITZGERALDS FREMONT
EXPERIENCE CORPORATION,
a Nevada corporation,                                /

CASE NO. BK-N-00-33467-GWZ Chapter 11
JOINT ADMINISTRATION WITH:
BK-N-00-33468 (Fitzgeralds South, Inc.)
BK-N-00-33469 (Fitzgeralds Reno, Inc.)
BK-N-00-33470 (Fitzgeralds, Inc.)
BK-N-00-33471 (Fitzgeralds LAS Vegas, Inc.)
BK-N-00-33472 (Fitzgeralds Mississippi, INC.)
BK-N-00-3 3473 (Fitzgeralds Black Hawk, Inc.)
BK-N-00-33474 (Fitzgeralds Black Hawk 11, Inc.)
BK-N-00-33475 (101 Main Street LLC)
BK-N-00-33476 (Fitzgeralds Fremont Experience Corp.)

                                    DEBTORS'
                                 SECOND AMENDED
                             PLAN OF REORGANIZATION
                                   AS MODIFIED

Date: April 21,2003
Time: 1:00 p.m.


   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

                               TABLE OF CONTENTS

1.  DEFINITIONS, RULES OF INTERPRETATION AND COMPUTATION OF TIME                         1
    1.1.  Definitions ...........................................................        1
          1.1.1.  Administrative Claim ..........................................        1
          1.1.2.  Administrative Claim Bar Date .................................        2
          1.l 3   Affiliate .....................................................        2
          1.l.4.  Allowed Claim .................................................        2
          1.1.5.  Avoidance Actions .............................................        2
          1.1.6.  Ballot ........................................................        2
          1.1.7.  Bankruptcy Code ...............................................        2
          1.1.8.  Bankruptcy Court ..............................................        2
          1.1.9.  Bankruptcy Rules ..............................................        2
          1.1.10. Bar Date ......................................................        2
          1.1.11. Business Day ..................................................        2
          1.1.12. Cash ..........................................................        3
          1.1.13. Cash Collateral Order .........................................        3
          1.1.14. Cash Collateral Stipulation ...................................        3
          1.1.15. Cash Incentive Claims .........................................        3
          1.1.16. Chapter 11 Cases ..............................................        3
          1.1.17. Claim .........................................................        3
          1.1.18. Class .........................................................        3
          1.1.19. Compensation Motion ...........................................        3
          1.1.20. Collateral Value Percentage ...................................        3
          1 1.21. Commitment Agreement ..........................................        3
          1.1.22. Compensation Order ............................................        3
          1.1.23. Confirmation ..................................................        3
          1 1.24. Confirmation Date .............................................        3
          1.1.25. Confirmation Hearing ..........................................        4
          1.1.26. Confirmation Order ............................................        4
          1.1.27. Consenting Noteholders ........................................        4
          1.1.28. Contingent Claim ..............................................        4
          1.1.29. Creditor ......................................................        4
          1.1.30. Cure ..........................................................        4
          1.1.31. Debt Instrument ...............................................        4
          1.1.32. Debtors .......................................................        4
          1.1.33. Debtor Subsidiaries ...........................................        4
          1.1.34. Disbursing Agent ..............................................        4
          1.1.35. Disclosure Statement ..........................................        4
          1.1.36. Disputed Claim ................................................        4
          1.1.37. Distributable Cash ............................................        5
          1 1.38. Distribution Date .............................................        5
          1.1.39. Distribution Record Date ......................................        5
          1.1.40. Effective Date ................................................        5
          1.1.41. Equity Security ...............................................        5
          1.1.42. Estates .......................................................        5

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

          1.1,43. Executive .....................................................        5
          1.1.44. FAMI ..........................................................        5
          1.1.45. FBHI ..........................................................        5
          1.1.46. FBHII .........................................................        5
          1.1.47. FFEC ..........................................................        6
          1.1.48. FGC ...........................................................        6
          1.1.49. FGC Board of Directors ........................................        6
          1.1.50. FGC Equity Security ...........................................        6
          1.1.51. FI ............................................................        6
          1.1.52. FLVI ..........................................................        6
          1.1.53. FMC ...........................................................        6
          1.1.54. FMI ...........................................................        6
          1.1.55. FRI ...........................................................        6
          1.1.56. FRI Board of Directors ........................................        6
          1.1.57. FSI ...........................................................        6
          1.1.58. FSI Warrants ..................................................        6
          1.1.59. FLI ...........................................................        6
          1.1.60. Federal Judgment Rate .........................................        6
          1.1.61. Final Order ...................................................        7
          1.1.62. Fitzgeralds Black Hawk ........................................        7
          1.1.63. Fitzgeralds Las Vegas .........................................        7
          1 1.64. Fitzgeralds Reno ..............................................        7
          1.1.65. Fitzgeralds Tunica ............................................        7
          1 1.66. Gaming Authorities ............................................        7
          1.1.67. General Unsecured Claim .......................................        7
          1.1.68. Governmental Or Regulatory Authority ..........................        7
          1.1.69. Indenture .....................................................        7
          1.1.70. Indenture Trustee .............................................        7
          1.1.71. Indenture Trustee Professional Fees and Costs Payments.........        7
          1.1.72. Informal Committee ............................................        8
          1.1.73. Informal Committee Professionals ..............................        8
          1.1.74. Informal Committee Professionals Fees and Costs
                    Payments  ...................................................        8
          1.1.75. Intercompany Claims ...........................................        8
          1.1.76. IRS ...........................................................        8
          1.1.77. Lien ..........................................................        8
          1.1.78. Liquidation Date ..............................................        8
          1 1.79. Litigation Claims .............................................        8
          1.1.80. Majestic Agreement ............................................        8
          1.1.81. Majestic Investor .............................................        8
          1.1.82. NCI ...........................................................        8
          1.1.83. NRS Chapter 92A ...............................................        8
          1.1.84. Net Distributable Cash ........................................        9
          1.1.85. Nevada Secretary ..............................................        9
          1.1.86. New Common Stock ..............................................        9
          1.1.87. New FGC .......................................................        9
          1.1.88. New Scout Note ................................................        9
          1.1.89. Non-Debtor Affiliates .........................................        9
          1.1.90. Noteholder Deficiency Claims ..................................        9

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555
                                       ii

          1.1.91. Noteholders ...................................................        9
          1.1.92. Notes .........................................................        9
          1.1.93. Notes Security Documents ......................................        9
          1.1.94. Old FGC Common Stock ..........................................        9
          1.1.95. Old FGC Preferred Stock .......................................        9
          1.1.96. 101 Main ......................................................       10
          1.1.97. 101 Main Managing Member ......................................       10
          1.1.98. Operating Companies ...........................................       10
          1.1.99. Operating Pleadings ...........................................       10
          1.1.100. Person .......................................................       10
          1.1.101. Petition Date ................................................       10
          1.1.102. Plan .........................................................       10
          1.1.103. Plan Distribution Cash .......................................       10
          1.1.104. Plan Supplement ..............................................       10
          1.1.105. Post-Petition Date Cash Distribution .........................       10
          1.1.106. Pre-Petition Date Excess Cash Distribution ...................       10
          1.1.107. Preserved Ordinary Course Administrative Claim................       10
          1.1.108. Priority Benefit Plan Contribution Claim .....................       11
          1.1.109. Priority Customer Deposits Claim .............................       11
          1.1.110. Priority Tax Claim ...........................................       11
          1.1.111. Priority Wage Claim ..........................................       11
          1.1.112. Pro Rata .....................................................       11
          1.1.113. Professional Fees ............................................       11
          1.1.114. Protocol Motion ..............................................       11
          1.1.115. Protocol Order ...............................................       11
          1.1.116. Reinstated or Reinstatement ..................................       11
          1.1.117. Reno Garage Lease ............................................       12
          1.1.118. Reorganized Debtor(s) ........................................       12
          1.1.119. Reorganized FGC ..............................................       12
          1.1.120. Reorganized FGC Articles .....................................       12
          1.1.121. Reorganized FGC By-Laws ......................................       12
          1.1.122. Reorganized FLI ..............................................       12
          1.1.123. Reorganized ..................................................       12
          1.1.124. Reorganized FRI Articles .....................................       12
          1.1.125. Reorganized FRI By-Laws ......................................       12
          1.1.126. Reserve Amount ...............................................       12
          1.1.127. Residual Assets ..............................................       12
          1.1.128. Restated Garage Deed of Trust ................................       13
          1.1.129. Restructuring Agreement ......................................       13
          1.1.130. Retention Payment ............................................       13
          1.1.131. Risk Management Contracts ....................................       13
          1.1.132. Schedules ....................................................       13
          1.1.133. Scout Note ...................................................       13
          1.1.134. SEC ..........................................................       13
          1.1.135. Secured Claim ................................................       13
          1.1.136. Secured Tax Claims ...........................................       13
          1.1.137. Securities Act ...............................................       14
          1.1.138. Senior Management ............................................       14

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

          1.1.139. Senior Management Incentive Program ..........................       14
          1.1.140. Statutory Committee ..........................................       14
          1.1.141. Subordinated Claim ...........................................       14
          1.1.142. Subsidiaries .................................................       14
          1.1.143. Subsidiaries Board of Directors ..............................       14
          1.1.144. Subsidiary Equity Interest ...................................       14
          1.1.145. Subsidiary Guarantees ........................................       14
          1.1.146. Tail Liability ...............................................       14
          1.1.147. 363 Motion ...................................................       14
          1.1.148. 363 Order ....................................................       15
          1.1.149. Taxes ........................................................       15
          1.1.150. Voting Record Date ...........................................       15
    1.2.  Computation of Time ...................................................       15
    1.3.  Rules of Interpretation ...............................................       15

2.  TREATMENT OF UNCLASSIFIED CLAIMS                                                    15
    2.1.  General ...............................................................       15
    2.2.  Treatment of Administrative Claims ....................................       15
          2.2.1. Generally ......................................................       15
          2.2.2. Requests for Payment ...........................................       15
          2.2.3. Allowed Preserved Ordinary Course Administrative Claims                16
    2.3.  Executive Incentive Claims ............................................       16
          2.3.1. Retention and Severance ........................................       16
          2.3.2. Cash Distribution Incentive ....................................       16
    2.4.  Allowed Priority Tax Claims ...........................................       16

3.  DESIGNATION OF CLASSES OF CLAIMS AND EQUITY INTERESTS                               17
    3.1.  Summary of Classification .............................................       17
    3.2.  Specific Classification ...............................................       18
          3.2.1.  Class 1:  Priority Wage Claims ................................       18
          3.2.2.  Class 2:  Priority Benefit Plan Contribution Claims ...........       18
          3.2.3.  Class 3:  Priority Customer Deposit Claims ....................       18
          3.2.4.  Class 4:  Secured Tax Claims ..................................       18
          3.2.5.  Class 5:  Miscellaneous Secured Claims ........................       18
          3.2.6.  Class 6:  Noteholder Secured Claims ...........................       19
          3.2.7.  Class 7:  Convenience Class Claims ............................       19
          3.2.8.  Class 8:  General Unsecured Claims ............................       19
          3.2.9.  Class 9:  Noteholder Deficiency Claims ........................       19
          3.2.10. Class 10  Intercompany Claims .................................       19
          3.2.11. Class 11: Subsidiary Equity Securities ........................       19
          3.2.12. Class 12: Old FGC Preferred Stock .............................       19
          3.2.13. Class 13: FSI Warrant Claims ..................................       19
          3.2.14. Class 14: Old FGC Common Stock ................................       19

4.  DESIGNATION OF AND PROVISIONS FOR TREATMENT OF CLASSES OF
    CLAIMS NOT IMPAIRED BY THIS PLAN                                                    19
    4.1.  Class 1- Priority Wage Claims .........................................       19

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

    4.2.  Class 2 - Priority Benefit Plan Contribution Claims ...................       19
    4.3.  Class 3 - Priority Customer Deposit Claims ............................       20
    4.4.  Class 4 - Secured Tax Claims ..........................................       20
    4.5.  Class 5 - Miscellaneous Secured Claims ................................       20
    4.6.  Class 7 - Convenience Class Claims ....................................       20
    4.7.  Interest ..............................................................       21

5.  DESIGNATION OF AND PROVISIONS FOR TREATMENT OF CLASSES OF
    CLAIMS AND EQUITY SECURITIES IMPAIRED BY THIS PLAN ..........................       21
    5.1. Class 6 - Noteholder Secured Claims ....................................       21
         5.1.1. Distributions ...................................................       21
         5.1.2. Cash Option for Bondholders .....................................       21
    5.2. Class 8 - General Unsecured Claims .....................................       21
    5.3. Class 9 - Noteholder Deficiency Claims .................................       21
         5.3.1. Distributions ...................................................       21
         5.3.2. Cash Option for Bondholders .....................................       21
    5.4. Class 10 - Intercompany Claims .........................................       21
    5.5. Class 11 - Subsidiary Equity Interests .................................       22
    5.6. Class 12 - Old FGC Preferred Stock .....................................       22
    5.7. Class 13 - FSI Warrant Claims ..........................................       22
    5.8. Class 14 - Old FGC Common Stock ........................................       22

6.  MEANS FOR IMPLEMENTATION OF PLAN                                                    22
    6.1.  Plan Implementation Steps Occurring on Effective Date .................       22
          6.1.1.  Mergers to Simplify Corporate Structure .......................       22
          6.1.2.  Mergers to Convert New Corporations to Delaware Corporations          22
          6.1.3.  New Common Stock ..............................................       22
          6.1.4.  Reorganized FGC ...............................................       23
          6.1.5.  Reorganized FRI ...............................................       23
          6.1.6.  Reorganized FLI ...............................................       23
          6.1.7.  Plan Distribution Cash ........................................       23
          6.1.8.  Senior Management .............................................       23
          6.1.9.  Distributions .................................................       24
          6.1.10. Treatment of Scout Claims .....................................       24
    6.2.  Determination of Plan Distribution Cash ...............................       24
    6.3.  Notice of Effectiveness ...............................................       24
    6.4.  No Corporate Action Required ..........................................       24
    6.5.  Directors and Officers ................................................       25
    6.6.  Informal Committee ....................................................       25
    6.7.  Duties of Indenture Trustee ...........................................       25

7.  EXECUTORY CONTRACTS AND UNEXPIRED LEASES                                            26
    7.1.  Executory Contracts ...................................................       26
    7.2.  Approval of Assumption or Rejection ...................................       26
    7.3.  Cure of Defaults ......................................................       26
    7.4.  Post-Petition Date Contracts and Leases ...............................       26
    7.5.  Restructuring Agreement ...............................................       26

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

    7.6. Bar Date ...............................................................       27
    7.7. Indemnification Obligations ............................................       27

8.  MANNER OF DISTRIBUTION OF PROPERTY UNDER THIS PLAN                                  27
    8.1. Surrender of Securities or Debt Instruments ............................       27
    8.2. Distribution Record Date ...............................................       27
    8.3. Delivery of Distributions ..............................................       27
    8.4. Cash Option for Bondholders ............................................       28

9.  CONDITIONS PRECEDENT TO CONFIRMATION AND THE EFFECTIVE DATE                         28
    9.1. Conditions to Confirmation .............................................       28
    9.2. Conditions to Effectiveness ............................................       28
    9.3. Waiver of Conditions ...................................................       29

10. TITLE TO PROPERTY; DISCHARGE; INJUNCTION                                            29
    10.1. Revesting of Assets ...................................................       29
    10.2. Preservation of Litigation Claims .....................................       29
    10.3. Discharge .............................................................       29
    10.4. Injunction ............................................................       29
    10.5. Exculpation ...........................................................       29
    10.6. Release ...............................................................       30

11. RETENTION OF JURISDICTION                                                           30
    11.1. Jurisdiction ..........................................................       30

12. MODIFICATION AND AMENDMENT OF PLAN; ALTERNATIVE TRANSACTIONS ................       32

    12.1. Modification and Amendment ............................................       32

13. MISCELLANEOUS                                                                       32
    13.1. Filing of Objections to Claims ........................................       32
    13.2. Resolution of Objections After Effective Date; Distributions ..........       32
          13.2.1. Resolution of Objections ......................................       32
          13.2.2. Distributions .................................................       32
          13.2.3. Late-Filed Claims .............................................       33
    13.3.  Effectuating Documents; Further Transactions; Timing .................       33
    13.4.  Exemption from Transfer Taxes ........................................       33
    13.5.  Revocation or Withdrawal of this Plan ................................       33
    13.6.  Binding Effect .......................................................       34
    13.7.  Governing Law ........................................................       34
    13.8.  Modification of Payment Terms ........................................       34
    13.9.  Providing for Claims Payments ........................................       34
    13.10. Set Offs .............................................................       34
    13.11. Notices ..............................................................       35
    13.12. Statutory Committee ..................................................       36
    13.13. Severability .........................................................       36
    13.14. Withholding and Reporting Requirements ...............................       36

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

    13.15. Post Confirmation Reporting ..........................................       37
    13.16. Cramdown .............................................................       37
    13.17. Quarterly Fees to the United States Trustee...........................       37

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

         Fitzgeralds Gaming Corporation, a Nevada corporation ("FGC"), Fitzgeralds South, Inc., a Nevada corporation ("FSI"), Fitzgeralds Reno, Inc., a Nevada corporation ("FRY), Fitzgeralds Incorporated, a Nevada corporation ("FI"), Fitzgeralds Las Vegas, Inc., a Nevada corporation ("FLVI"'), Fitzgeralds Mississippi, Inc., a Mississippi corporation ("FMI"), Fitzgeralds Black Hawk, Inc., A Nevada corporation ("FBHI"), Fitzgeralds Black Hawk II, Inc., a Colorado corporation ("FBHF'), lOlMain Street Limited Liability Company, a Colorado limited liability company ("10 1 Main") and Fitzgeralds Fremont Experience Corporation, a Nevada corporation ("FFEC" and together with FGC, FSI, FRI, FI, FLVI, FMI, FBHI, FBHII and lOlMain, the "Debtors"), debtors and debtors-in-possession, jointly propose this Second Amended Plan of Reorganization ("Plan") for the resolution of the Debtors' outstanding Claims and Equity Securities (as these terms are defined herein). All creditors and other parties-in-interest should refer to the Disclosure Statement (as this term is defined herein) for a discussion of the Debtors` history, assets, historical financial data, and for a summary and analysis of this Plan and certain related matters.

    ALL HOLDERS OF CLAIMS AGAINST, AND EQUITY INTERESTS IN, THE DEBTORS ARE
     ENCOURAGED TO READ THIS PLAN, THE DISCLOSURE STATEMENT AND THE RELATED
      SOLICITATION MATERIALS IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR
                               REJECT THIS PLAN.

         Subject to the restrictions on modifications set forth in Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, and those restrictions on modifications set forth in Article 13 to this Plan, the Debtors expressly reserve the right to alter, amend, strike, withdraw or modify this Plan one or more times before its substantial consummation.

 1.      DEFINITIONS, RULES OF INTERPRETATION AND COMPUTATION OF TIME

         1.1. DEFINITIONS. For purposes of this Plan, except as expressly provided or unless the context otherwise requires, all capitalized terms not otherwise defined shall have the meanings ascribed to them in this Article 1. Any term used in this Plan that is not defined herein, but is defined in the Bankruptcy Code, the Restructuring Agreement or the Bankruptcy Rules, shall have the meaning ascribed to that term in the Bankruptcy Code, Restructuring Agreement or the Bankruptcy Rules in that order of priority. Whenever the context requires such terms shall include the plural as well as the singular, the masculine gender shall include the feminine, and the feminine gender shall include the masculine. AS used in this Plan, the following terms shall have the meanings specified below:

                  1.1.1 ADMINISTRATIVE CLAIM. A Claim for any cost or expense of administration of the Chapter 11 Cases allowed under Sections 503(b), 507(b) or 546(c)(2) of the Bankruptcy Code and entitled to priority under Section 507(a)( 1) of the Bankruptcy Code, including, but not limited to: (i) fees payable pursuant to Section 1930 of Title 28 of the United States Code; (ii) the actual and necessary costs and expenses incurred after the Petition Date of preserving the Estates, including wages, salaries, or commissions for services rendered after the commencement of the Chapter 11 Cases; and (iii) all Professional Fees approved by the Bankruptcy Court pursuant to interim and final allowances. To the extent that a Claim is allowed as an Administrative Claim pursuant to Section 365(d)(3) of the Bankruptcy Code, such Claim shall also be deemed an "Administrative Claim" under this paragraph.

  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

                  1.1.2 ADMINISTRATIVE CLAIM BAR DATE. The end of the first Business Day occurring on or after the forty-fifth 45th day after the Effective Date.

                  1.1.3    AFFILIATE. This term has the meaning set forth in
         Section 101 (2) of the Bankruptcy Code.

                  1.1.4 ALLOWED CLAIM. Any Claim, or any portion thereof, against any of the Debtors: (i) proof of which, requests for payment of which, or application for allowance of which, was filed or deemed to be filed on or before the Bar Date, Administrative Claim Bar Date or the Professional Fee Bar Date, as the case may be, for filing proofs of Claim or requests for payment for Claims of such type against the Debtors; or (ii) if no proof of Claim is filed, which has been or hereafter is listed by the Debtors in the Schedules as liquidated in amount and not disputed or contingent; and, in either case, the portion of such Claim as to which either (X) no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by this Plan, the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court or (y) the Bankruptcy Court has entered a Final Order allowing such portion of such Claim. The term "Allowed" when used to modify a reference in this Plan to any Claim or Class of Claims, shall mean a Claim (or any Claim in any such Class) that is so allowed, e.g. "Allowed Secured Claim" is a Secured Claim.

                  1.1.5 AVOIDANCE ACTIONS. This term refers to and means all actions preserved for the Estates set forth in Sections 542, 543, 544, 545, 547, 548, 549, 550 and 553(b) of the Bankruptcy Code.

                  1.1.6 BALLOT. The form of ballot or ballots that will be distributed with the Disclosure Statement to holders of Claims and Equity Securities entitled to vote under this Plan in connection with solicitation of acceptances of this Plan.

                  1.1.7 BANKRUPTCY CODE. The Bankruptcy Reform Act of 1978, Title 11, United States Code, as applicable to the Chapter 11 Cases, as now in effect or hereafter amended, 11 U.S.C. Sections 101 et seq.

                  1.1.8 BANKRUPTCY COURT. The Bankruptcy C&urt-of the United States District Court for the District of Nevada or such other court as may have jurisdiction over the Chapter 11 Cases.

                  1.1.9 BANKRUPTCY RULES. Collectively, the Federal Rules of Bankruptcy Procedure and the local rules of the Bankruptcy Court as applicable to the Chapter 11 Cases, as now in effect or hereinafter amended.

                  1.1.10 BAR DATE. The date or dates established by the Bankruptcy Court for the filing of proofs of Claim for all Creditors, excepting therefrom, Administrative Claims, Preserved Ordinary Course Administrative Claims and Claims for Professional Fees.

                  1.1.11 BUSINESS DAY. Any day other than a Saturday, Sunday or other day on which commercial banks in the State of Nevada or New York are authorized or required by law to close.

  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

                  1.1.12 CASH. Currency, checks, negotiable instruments and wire transfers of immediately available funds.

                  1.1.13 CASH COLLATERAL ORDER. The Final Order of the Bankruptcy Court entered on December 31, 2000 approving the Cash Collateral Stipulation.

                  1.1.14 CASH COLLATERAL STIPULATION. The Agreement Regarding Use of Cash Collateral entered into on or about the Petition Date between Debtor and the Indenture Trustee.

                  1.1.15 CASH INCENTIVE CLAIMS. This term shall have the meaning set forth in Section 2.3.2 of this Plan.

                  1.1.16 CHAPTER 11 CASES. The cases under Chapter 11 of the Bankruptcy Code involving Debtors including all adversary proceedings pending in connection therewith.

                  1.1.17 CLAIM. Any right to payment from the Debtors, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured arising at any time before the Effective Date or relating to any event that occurred before the Effective Date; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  1.1.18 CLASS. A category of holders of Claims and Equity Securities as classified in this Plan.

                  1.1.19 COMPENSATION MOTION. The motion filed with the Bankruptcy Court on December 5, 2000 to approve the Senior Management Incentive Program and the compensation and benefits provided in Section
         5.6 of the Restructuring Agreement.

                  1.1.20 COLLATERAL VALUE PERCENTAGE. The ratio, expressed as a percentage, of (x) the value of all collateral remaining in the Estates that secure the Notes and (y) the total value of all Estates assets after deduction for all cash to be distributed under the plan except distributions to Class 8.

                  1.1.21 COMMITMENT AGREEMENT. The Plan Confirmation Commitment Agreement dated as of the Effective Date between FGC and Contrarian Capital Management LLC, as amended and in effect from time to time.

                  1.1.22 COMPENSATION ORDER. Final Order entered by the Bankruptcy Court on December 21,2000 approving the Compensation Motion.

                  1.1.23 CONFIRMATION. The entry by the Bankruptcy Court of the Confirmation Order.

                  1.1.24 CONFIRMATION DATE. The date upon which the Bankruptcy Court enters the confirmation Order.


  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

                  1.1.25 CONFIRMATION HEARING. The duly noticed initial hearing held by the Bankruptcy Court to confirm this Plan pursuant to
         Section 1128 of the Bankruptcy Code, and any subsequent hearing held by the Bankruptcy Court from time to time to which the initial hearing is adjourned without further notice other than the announcement of the adjourned dates at the Confirmation Hearing.

                  1.1.26 CONFIRMATION ORDER. The order entered by the Bankruptcy Court confirming this Plan.

                  1.1.27 CONSENTING NOTEHOLDERS. Consenting Noteholders means, collectively, each signatory to the Restructuring Agreement and their transferees and assignees as allowed by Article VII of the Restructuring Agreement.

                  1.1.28 CONTINGENT CLAIM. A Claim which is either contingent, unmatured or unliquidated on or immediately before the Confirmation Date.

                  1.1.29 CREDITOR. Any holder of a Claim, whether or not such Claim is an Allowed Claim.

                  1.1.30 CURE. The distribution on the Effective Date or as soon thereafter as practicable of Cash, or such other property as may be agreed upon by the parties or ordered by the Bankruptcy Court, with respect to the assumption of an executory contract or unexpired lease, pursuant to Section 365(b) of the Bankruptcy Code, in an amount equal to all unpaid monetary obligations, due under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable non-bankruptcy law.

                  1.1.31 DEBT INSTRUMENT. A debenture, bond, promissory note, note or other transferable instrument or document evidencing any payment obligation.

                  1.1.32 DEBTORS. Collectively, FGC, FSI, FRI, FI, FLVI, FMI, FBHI, FBHII, 101Main and FFEC in the Chapter 11 Cases, pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

                  1.1.33 DEBTOR SUBSIDIARIES. Any of the Subsidiaries that are Debtors.

                  1.1.34 DISBURSING AGENT. Reorganized FGC shall be the Disbursing Agent to hold and distribute consideration to the holders of Unclassified Claims and Allowed Claims in Classes 1, 2, 3, 4, 5, 7 and 8 of this Plan. With respect to distributions to Noteholders in Classes 6 and 9, the Indenture Trustee shall be the Disbursing Agent.

                  1.1.35 DISCLOSURE STATEMENT. The written disclosure statement and any supplements thereto that relate to this Plan, as approved by the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code and Bankruptcy Rule 3017, as such disclosure statement may be amended, modified or supplemented from time to time.

                  1.1.36 DISPUTED CLAIM. A Claim which is: (i) subject to timely objection interposed by the Debtors or any party in interest entitled to file and prosecute such objection in the Chapter 11 Cases, if at such time such objection remains unresolved; (ii)


  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555
         a Claim that is listed by the Debtors as disputed, unliquidated or contingent in the Schedules; or (iii) if no objection has been timely filed, a Claim which has been asserted in a timely filed proof of Claim in an amount greater than or in a Class different than that listed by the Debtors in the Schedules as liquidated in amount and not disputed or contingent; provided, however, that the Bankruptcy Court may estimate a Disputed Claim for purposes of allowance pursuant to Section 502(c) of the Bankruptcy Code. The term "Disputed", when used to modify a reference in this Plan to any Claim or Class of Claims, shall mean a Claim (or any Claim in such Class) that is a Disputed Claim as defined herein. In the event there is a dispute as to classification or priority of a Claim, it shall be considered a Disputed Claim in its entirety. Until such time as a Contingent Claim becomes fixed and absolute, such Claim shall be treated as a Disputed Claim and not an Allowed Claim for purposes related to allocations and distributions under this Plan.

                  1.1.37 DISTRIBUTABLE CASH. This term shall have the meaning set forth in the Restructuring Agreement.

                  1.1.38 DISTRIBUTION DATE. The Business Day occurring as soon as practicable after the Effective Date, upon which distributions are made to holders of Allowed Claims under this Plan.

                  1.1.39 DISTRIBUTION RECORD DATE. The Business Day immediately prior to the Effective Date.

                  1.1.40 EFFECTIVE DATE. The last to occur of: (i) the first Business Day that is at least eleven (11) days after the Confirmation Date and on which no stay of the Confirmation Order is in effect; and
         (ii) the earlier of (X) the Business Day on which all of the conditions set forth in Article 9 to this Plan have been satisfied or waived; and
         (y) 120 days after the Confirmation Date.

                  1.1.41 EQUITY SECURITY. AN equity security as defined in Section lOl(16) of the Bankruptcy Code.

                  1.1.42 ESTATES. Collectively, the estates created for the Debtors in the Chapter 11 Cases pursuant to Section 541 of the Bankruptcy Code.

                  1.1.43 EXECUTIVE. Each of Phillip D. Griffith, Michael E. McPherson, Paul H. Manske and Max L. Page.

                  1.1.44 FAMI. Fitzgeralds Arizona Management, Inc., a Nevada corporation, one of the Non-Debtor Affiliates.

                  1.1.45 FBHI. Fitzgeralds Black Hawk, Inc., a Nevada corporation, one of the Debtors and debtors-in-possession in the Chapter 11 Cases pending before the Bankruptcy Court.

                  1.1.46 FBHII. Fitzgeralds Black Hawk II, Inc., a Nevada corporation, one of the Debtors and debtors-in-possession in the Chapter 11 Cases pending before the Bankruptcy Court.


  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

                  1.1.47 FFEC. Fitzgeralds Fremont Experience Corporation, a Nevada corporation, one of the Debtors and debtors-in-possession in the Chapter 11 Cases pending before the Bankruptcy Court.

                  1.1.48 FGC. Fitzgeralds Gaming Corporation, a Nevada corporation, one of the Debtors and debtors-in-possession in the Chapter 11 Cases pending before the Bankruptcy Court.

                  1.1.49 FGC BOARD OF DIRECTORS. The duly constituted and acting directors of FGC.

                  1.1.50 FGC EQUITY SECURITY. Any Equity Security interest in FGC, including Old FGC Common Stock and Old FGC Preferred Stock, represented by any class or series of common or preferred stock issued by FGC prior to the Effective Date and any warrants, options, redemption rights, dividend rights, liquidation preferences or rights to purchase any such common or preferred stock.

                  1.1.51 FI. Fitzgeralds, Inc., a Nevada corporation, one of the Debtors and debtors-in-possession in the Chapter 11 Cases pending before the Bankruptcy Court.

                  1.1.52 FLVI. Fitzgeralds Las Vegas, Inc., a Nevada corporation, one of the Debtors and debtors-in-possession in the Chapter 11 Cases pending before the Bankruptcy Court.

                  1.1.53 FMC. Fitzgeralds Management Corporation, a Nevada corporation, one of the Non-Debtor Affiliates and a wholly-owned subsidiary of FGC.

                  1.1.54 FMI. Fitzgeralds Mississippi, Inc., a Mississippi corporation, one of the Debtors and debtors-in-possession in the Chapter 11 Cases pending before the Bankruptcy Court.

                  1.1.55 FRI. Fitzgeralds Reno, Inc., a Nevada corporation, one of the Debtors and debtors-in-possession in the Chapter 11 Cases pending before the Bankruptcy Court.

                  1.1.56 FRI BOARD OF DIRECTORS. The duly constituted and acting directors of FRI.

                  1.1.57 FSI. Fitzgeralds South, Inc., a Nevada corporation, one of the Debtors and debtors-in-possession in the Chapter 11 Cases pending before the Bankruptcy Court.

                  1.1.58 FSI WARRANTS. Any warrants to purchase shares of Common Stock of FSI, formerly known as Fitzgeralds Gaming Corporation, issued in connection with the issuance of $36,000,000.00 in aggregate amount of Senior Secured Notes in February 1994.

                  1.1.59 FLI. Fitzgeralds Liquidation, Inc. a Delaware corporation.

                  1.1.60 FEDERAL JUDGMENT RATE. The rate of interest on judgments as provided for by 28 U.S.C. Section 1961 as of the Petition Date.


  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

                  1.1.61 FINAL ORDER. An order, judgment or other decree of the Bankruptcy Court which has been appealed but which has not been vacated, reversed, modified or amended or stayed, or for which the time to appeal or seek review or rehearing has expired with no appeal having been filed.

                  1.1.62 FITZGERALDS BLACK HAWK. The remaining assets of the Fitzgeralds Black Hawk Casino previously owned and operated by 101 Main.

                  1.1.63 FITZGERALDS LAS VEGAS. The remaining assets of the Fitzgeralds Las Vegas Hotel & Casino previously owned and operated by FLVI.

                  1.1.64 FITZGERALDS RENO. The assets comprising the Fitzgeralds Reno Hotel and Casino owned and operated by FRI.

                  1.1.65 FITZGERALDS TUNICA. The remaining assets of the Fitzgeralds Tunica Hotel and Casino previously owned and operated by FMI.

                  1.1.66 GAMING AUTHORITIES. Collectively, the applicable gaming and liquor licensing regulatory authorities of the States of Nevada, Colorado and Mississippi and the applicable counties, cities or other political subdivisions within such states and any other regulatory agency having the authority to regulate and license the gaming activities of the Debtors.

                  1.1.67 GENERAL UNSECURED CLAIM. A Claim that is not secured by a charge against or interest in property in which the Estates have AN interest and is not an Administrative Claim, Priority Tax Claim, Priority Benefit Plan Contribution Claim, Preserved Ordinary Course Administrative Claim for Professional Fees, Priority Wage Claim, nor Priority Customer Deposit Claim and is neither contractually nor legally subordinated to the Noteholder Deficiency Claims. General Unsecured Claims shall exclude Noteholder Deficiency Claims and Claims payable from non-Estate assets, such as insurance, but shall include all Claims arising under Section 502(g) of the Bankruptcy Code.

                  1.1.68 GOVERNMENTAL OR REGULATORY AUTHORITY. Any Gaming Authority, court, tribunal, arbiter, authority, agency, commission, official or other instrumentality in the United States, any foreign country or any domestic or foreign, county, city or other political subdivision.

                  1.1.69 INDENTURE. The Indenture dated as of December 31, 1997 among FGC, as obligor, the Operating Companies, FSI, FI, FBHI, FFEC and FBHII as guarantors, and The Bank of New York, a New York banking corporation, as trustee, pursuant to which the Notes were issued by FGC.

                  1.1.70 INDENTURE TRUSTEE. The Bank of New York, or such other successor trustee, under the Indenture.

                  1.1.71 INDENTURE TRUSTEE PROFESSIONAL FEES AND COSTS PAYMENTS. The fees and costs of the Indenture Trustee's professionals reimbursed by the Debtor prior to the

 GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

         Petition Date pursuant to the Restructuring Agreement and paid by the Debtors subsequent to the Petition Date pursuant to the Cash Collateral Order.

                  1.1.72 INFORMAL COMMITTEE. The Informal Committee of Noteholders comprised of Consenting Noteholders.

                  1.1.73 INFORMAL COMMITTEE PROFESSIONALS. Ropes & Gray, Jones Vargas and Houlihan, Lokey, Howard & Zukin and such other professionals retained by the Informal Committee from time-to-time.

                  1.1.74 INFORMAL COMMITTEE PROFESSIONALS FEES AND COSTS PAYMENTS. The fees and costs of the Informal Committee Professionals reimbursed by the Debtors prior to the Petition Date pursuant to the Restructuring Agreement and paid by the Debtor subsequent to the Petition Date pursuant to the Cash Collateral Order.

                  1.1.75 INTERCOMPANY CLAIMS. All Claims owed by any Debtor to any other Debtor.

                  1.1.76   IRS. The Internal Revenue Service.

                  1.1.77 LIEN. This term shall have the meaning set forth in Section lOl(37) of the Bankruptcy Code.

                  1.1.78 LIQUIDATION DATE. This term shall have the meaning set forth in the Restructuring Agreement.

                  1.1.79 LITIGATION CLAIMS. All rights, claims, torts, liens, liabilities, obligations, actions, causes of action, Avoidance Actions, proceedings, debts, contracts, judgments, damages and demands whatsoever in law or in equity, whether known or unknown, contingent or otherwise, that the Debtors or the Estates may have against any Person, including but not limited to, those listed on Schedule 1.1.79 to this Plan. Failure to list a Litigation Claim on Schedule 1.1.79 to this Plan shall not constitute a waiver or release by the Debtors of such Litigation Claim.

                  1.1.80 MAJESTIC AGREEMENT. The Purchase and Sale Agreement dated as of November 22, 2000, as amended, entered by and among Majestic Investor, as purchaser, FLVI, 101 Main and FMI, as sellers, FGC, and certain affiliates of sellers and FGC regarding Fitzgeralds Las Vegas, Fitzgeralds Black Hawk and Fitzgeralds Tunica.

                  1.1.81 MAJESTIC INVESTOR. Majestic Investor Holdings, LLC, a Delaware limited liability company.

                  1.1.82 NCI. Nevada Club, Inc., a Nevada corporation, one of the Non-Debtor Affiliates and a wholly-owned subsidiary of FGC.

                  1.1.83 NRS CHAPTER 92A. Chapter 92A of Nevada Revised Statutes, or any successor statute(s).

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555

                  1.1.84 NET DISTRIBUTABLE CASH. This term shall have the meaning set forth in the Restructuring Agreement.

                  1.1.85 NEVADA SECRETARY. Secretary of State of the State of Nevada.

                  1.1.86 NEW COMMON STOCK. The authorized shares of common stock of Reorganized FGC, par value of $.01 per share.

                  1.1.87 NEW FGC. Arabella Acquisition, Inc., a Delaware corporation.

                  1.1.88 NEW SCOUT NOTE. "New Scout Note" means a note in the principal amount of the outstanding principal amount of the Scout Note as of the Effective Date, with an interest rate of 5% per annum, monthly amortization of principal in an amount equal to 1/192 of the initial outstanding principal amount, a final maturity date of the third anniversary of the Effective Date and all other terms identical to the Scout Note.

                  1.1.89 NON-DEBTOR AFFILIATES. FMC, FAMI and NCI, each an Affiliate of the Debtors and A direct or indirect subsidiary of one or more Debtors.

                  1.1.90 NOTEHOLDER DEFICIENCY CLAIMS. The unsecured deficiency Claim of the Indenture Trustee and Noteholders representing the balance of the Allowed Claim of the Indenture Trustee and the Noteholders after receipt by the Indenture Trustee and the Noteholders of the proceeds of the Collateral for their Allowed Secured Claims.

                  1.1.91   NOTEHOLDERS. The beneficial holders of Notes.

                  1.1.92 NOTES. The 12.25% Senior Secured Notes due 2004 in the principal amount of $205,000,000.00, issued by FGC as obligor.

                  1.1.93 NOTES SECURITY DOCUMENTS. The deed of trust, security agreement, financing statements and fixture filings dated as of December 31, 1997 and all other documents executed by Debtors pursuant to the Indenture to secure the obligations evidenced by the Notes.

                  1.1.94 OLD FGC COMMON STOCK. The shares of common stock, $0.01 par value, of FGC issued and outstanding immediately prior to the Effective Date, and all options, warrants, including the FSI Warrants, and similar rights related thereto whether contractual or otherwise, to acquire such shares of common stock, and all shares or other securities or instruments convertible or otherwise exchangeable for such shares of common stock.

                  1.1.95 OLD FGC PREFERRED STOCK. The shares of preferred stock of FGC issued and outstanding immediately prior to the Effective Date, including the cumulative redeemable preferred stock of FGC issued pursuant to a Certificate of Designation of Preferences Rights dated the 8th day of December, 1995 and all options, warrants and rights related thereto whether contractual or otherwise, to acquire any such preferred stock.

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555

                  1.1.96 101 MAIN. 101 Main Street Limited Liability Company, a Colorado limited liability company, one of the Debtors and debtors-in-possession in the Chapter 11 Cases pending before the Bankruptcy Court.

                  1.1.97 101 MAIN MANAGING MEMBER. The duly constituted and acting managing member of 101 Main.

                  1.1.98 OPERATING COMPANIES. Collectively, FLVI, FMI, 101 Main and FRI.

                  1.1.99 OPERATING PLEADINGS. The first day motions filed by Debtors to continue normal business operations of the Debtors during the Chapter 11 Cases filed on the Petition Date and by orders entered by the Bankruptcy Court on the Petition Date, approving such first day motions which orders have subsequently become Final Orders.

                  1.1.100 PERSON. An individual, corporation, limited liability company, partnership, association, joint stock company, joint venture, estate, trust, unincorporated organization or government, governmental unit or any subdivision thereof or any other entity.

                  1.1.101 PETITION DATE. December 5, 2000, the date on which the Debtors filed their voluntary petitions commencing the Chapter 11 Cases.

                  1.1.102 PLAN. This plan of reorganization, either in its present form or as it may be amended, supplemented or modified from time to time, including all exhibits and schedules annexed hereto or referenced herein.

                  1.1.103 PLAN DISTRIBUTION CASH. The Cash to be paid pursuant to this Plan to the holders of Allowed Claims in all Classes and Allowed unclassified Claims as provided for in this Plan on and after the Effective Date, including (i) reserves for Disputed Claims, or (ii) Administrative Claims, Professional Fees and Preserved Ordinary Course Administrative Claims not yet allowed and paid.

                  1.1.104 PLAN SUPPLEMENT. The supplement filed with the Bankruptcy Court which contains additional exhibits to this Plan, as such exhibits may be subsequently amended, modified or supplemented. The Plan Supplement shall be a part of this Plan as if such exhibits were set forth more fully herein.

                  1.1.105 POST-PETITION DATE CASH DISTRIBUTION. This term refers to and means the distribution of Cash to the Indenture Trustee after the Petition Date pursuant to Section 4.2 of the Restructuring Agreement and the Cash Collateral Order.

                  1.1.106 PRE-PETITION DATE EXCESS CASH DISTRIBUTION. This term refers to and means the distribution of Cash to the Indenture Trustee pursuant to Section 4.1 of the Restructuring Agreement.

                  1.1.107 PRESERVED ORDINARY COURSE ADMINISTRATIVE CLAIM. Administrative Claims that are based on liabilities incurred by FGC and FRI in the purchase, lease or use of goods and services in the ordinary course of their business, including but not limited

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555
         to, Administrative Claims due on account of services provided to the Debtors after the Petition Date.

                  1.1.108 PRIORITY BENEFIT PLAN CONTRIBUTION CLAIM. Any Claim against an Operating Company and FGC entitled to priority in payment under Section 507(a)(4) of the Bankruptcy Code.

                  1.1.109 PRIORITY CUSTOMER DEPOSITS CLAIM. Any Claim against an Operating Company and FGC entitled to priority in payment under
         Section 507(a)(6) of the Bankruptcy Code.

                  1.1.110 PRIORITY TAX CLAIM. Any Claim against any of the Debtors entitled to priority in payment under Section 507(a)(8) of the Bankruptcy Code.

                  1.1.111 PRIORITY WAGE CLAIM. Any Claim against an Operating Company and FGC entitled to priority in payment under Section 507(a)(3) of the Bankruptcy Code.

                  1.1.112 PRO RATA. The ratio of an Allowed Claim or Allowed Equity Security interest in a particular class to the aggregate amount of all such Allowed Claims or Allowed Equity Security interests in any such Class.

                  1.1.113 PROFESSIONAL FEES. The Administrative Claims for compensation and reimbursement submitted pursuant to Sections 330, 331 or 503(b) of the Bankruptcy Code of Persons: (i) employed pursuant to an order of the Bankruptcy Court under Sections 327 or 1103 of the Bankruptcy Code; or (ii) for whom compensation and reimbursement has been allowed by the Bankruptcy Court pursuant to Section 503(b) of the Bankruptcy Code or by other Final Order, which includes Informal Committee Professionals Fees and Costs Payments and Indenture Trustee Professional Fees and Costs Payments.

                  1.1.114 PROTOCOL MOTION. The Motion for Order Approving Procedures for Sale of Assets Free and Clear of Liens, Claims and Interests and Assumption and Assignment of Certain Executory Contracts and Unexpired Leases filed on the Petition Date seeking to establish the procedures by which sales of Operating Companies shall be documented, advertised and brought before the Bankruptcy Court for approval.

                  1.1.115 PROTOCOL ORDER. The Final Order entered by the Bankruptcy Court on December 21,2000 approving the Protocol Motion, as amended and in effect.

                  1.1.116  REINSTATED OR REINSTATEMENT. These terms shall mean:
         (i) leaving unaltered the legal, equitable and contractual rights of the holder of a Claim so as to leave such Claim unimpaired in accordance with Section 1124 of the Bankruptcy Code; or (ii) notwithstanding any contractual provision or applicable law that entitles the holder of such Claim to demand or receive accelerated payment of such Claim after the occurrence of a default: (a) Curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in Section 365(b)(2) of the Bankruptcy Code; (b) reinstating the maturity of such Claim as such maturity existed before such default; (c) compensating the holder of such Claim for any damages incurred as a result of any reasonable reliance by such holder on such contractual provision or such applicable law;

   GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
     (702)796-5555
         and (d) not otherwise altering the legal, equitable, or contractual rights to which such Claim entitles the holder of such Claim; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, and affirmative covenants regarding corporate existence prohibiting certain transactions or actions contemplated by this Plan, or conditioning such transactions or actions on certain factors, shall not be required in order to accomplish Reinstatement.

                  1.1.117 RENO GARAGE LEASE "Reno Garage Lease" means the Ground Lease dated March 1, 1978 between Southern Pacific Transportation Company and Donald L. Wilkerson, as amended, supplemented, modified and in effect as of the Petition Date.

                  1.1.118 REORGANIZED DEBTOR(s). This term shall mean collectively, Reorganized FGC, Reorganized FRI and Reorganized FLI.

                  1.1.119 REORGANIZED FGC. The corporation resulting from the merger of FGC with and into New FGC.

                  1.1.120 REORGANIZED FGC ARTICLES. The Restated Certificate of Incorporation of Reorganized FGC, which shall be substantially in the form filed with the Bankruptcy Court as part of the Plan Supplement.

                  1.1.121 REORGANIZED FGC BY-LAWS. The Restated By-Laws of Reorganized FGC, which shall be substantially in the form filed with the Bankruptcy Court as part of the Plan Supplement.

                  1.1.122 REORGANIZED FLI. The corporation resulting from the merger of FSI with and into FLI that, prior to the Effective Date, will be a wholly-owned subsidiary of FSI.

                  1.1.123  REORGANIZED FRI. FRI on and after the Effective Date.

                  1.1.124 REORGANIZED FRI ARTICLES. The Restated Certificate of Incorporation of Reorganized FRI, which shall be substantially in the form filed with the Bankruptcy Court as part of the Plan Supplement.

                  1.1.125 REORGANIZED FRI BY-LAWS. The Restated By-Laws of Reorganized FRI, which shall be substantially in the form filed with the Bankruptcy Court as part of the Plan Supplement.

                  1.1.126 RESERVE AMOUNT. This term shall have the meaning as set forth in the Restructuring Agreement.

                  1.1.127 RESIDUAL ASSETS. This term shall have the meaning set forth in the Restructuring Agreement, except that this shall not include Residual Assets of FGC or FRI.

  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

                  1.1.128 RESTATED GARAGE DEED OF TRUST. "Reno Garage Lease" means the Ground Lease dated March 1, 1978 between Southern Pacific Transportation Company and Donald L. Wilkerson, as amended, supplemented, modified and in effect as of the Petition Date.

                  1.1.129 RESTRUCTURING AGREEMENT. That certain Restructuring Agreement dated as of December 1, 2000 entered by and amongst Debtors, Senior Management and the Consenting Noteholders, as amended, and in effect.

                  1.1.130 RETENTION PAYMENT. This term shall have the meaning ascribed to it in Section 5.4 of the Restructuring Agreement.

                  1.1.131 RISK MANAGEMENT CONTRACTS. This shall include the following contracts:

                           A. Service Agreement for Workers' Compensation Self-Insurance Program effective June 1,2001 with Meritage Employer Services, LLC;

                           B. Liability Claims Investigation, Adjustment and Management Agreement dated as of June 1, 2001 with Meritage Employer Services, LLC;

                           C. Claims Processing and Managed Care Services Contract dated as of June 1,2001 with Meritage Employer Services, LLC; and

                           D. Consulting Contract dated as of June 1, 2001 with Meritage Employer Services, LLC;

                  1.1.132 SCHEDULES. The schedules of assets and liabilities and any amendments thereto filed by the Debtors with the Bankruptcy Court in accordance with Section 521(1) of the Bankruptcy Code.

                  1.1.133 SCOUT NOTE. "Scout Note" means the $2,2500,000 - Note dated February 1, 2000 made by FRI payable to Scout Development Corporation.

                  1.1.134 SEC. The United States Securities and Exchange Commission.

                  1.1.135 SECURED CLAIM. A Claim that is secured by a Lien against property of the Estates to the extent of the value of any interest in such property of the Estates securing such Claim or to the extent of the amount of such Claim subject to setoff in accordance with
         Section 553 of the Bankruptcy Code, in either case as determined pursuant to Section 506(a) of the Bankruptcy Code.

                  1.1.136 SECURED TAX CLAIMS. The Claim of any state or local governmental unit which is secured by a Lien against property owned by the Debtors by operation of applicable law, including, but not limited to, every such Claim for unpaid real and personal property taxes together with statutory interest.

  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

                  1.1.137 SECURITIES ACT. The Securities Act of 1933, as amended.

                  1.1.138 SENIOR MANAGEMENT. Collectively, Phillip D. Griffith, Michael E. McPherson, Paul H. Manske and Max L. Page.

                  1.1.139 SENIOR MANAGEMENT INCENTIVE PROGRAM. The ordinary course compensation, benefits and bonuses, Cash Distribution Incentive, Retention Payment and Executive Payment payable to Senior Management as set forth in Article V of the Restructuring Agreement and approved by the Compensation Order.

                  1.1.140 STATUTORY COMMITTEE. Collectively, any committee appointed pursuant to Section 1102 of the Bankruptcy Code.

                  1.1.141 SUBORDINATED CLAIM. Any Claim or Equity Security interest subordinated, for purposes of distribution or otherwise, pursuant to Section 510 of the Bankruptcy Code.

                  1.1.142 SUBSIDIARIES. FMI, FRI, 101 Main, FLVI, FBHI, FBHII, FFEC, FSI, FI and the Non-Debtor Affiliates.

                  1.1.143 SUBSIDIARIES BOARD OF DIRECTORS. The duly constituted and acting board of directors of the respective Subsidiaries, except for 101 Main which is managed by the 101 Main Managing Member.

                  1.1.144 SUBSIDIARY EQUITY INTEREST. Any Equity Security interest in any of the Subsidiaries that are Debtors, including any limited liability membership interests, represented by any class or series of common or preferred stock, limited liability membership interests and any warrants, options, redemption rights, dividend rights, liquidation preferences or rights to purchase any such common or preferred stock or limited liability membership interests issued by the Subsidiaries prior to the Effective Date.

                  1.1.145 SUBSIDIARY GUARANTEES. The guarantees by any Subsidiary of the obligations of FGC under the Notes and Indenture.

                  1.1.146 TAIL LIABILITY. Any and all pre-Effective Date Allowed Claims (excluding the Notes) and Allowed unclassified Claims of any of the Debtors (excluding FGC and FRI) not assumed in connection with the purchase of the assets or the stock of the Operating Companies.

                  1.1.147 363 MOTION. The Motion filed pursuant to Section 363 of the Bankruptcy Code with the Bankruptcy Court on March 19, 2001, authorizing the sale of the assets of FMI, 101 Main and FLVI to Majestic Investor and any similar motion filed by one or more of the Debtors seeking an order authorizing the sale of the assets of FRI or the common stock of FRI free and clear of Liens and the assignment (and in some cases the assumption) of certain assumed executory contracts and unexpired leases pursuant to Section 365 of the Bankruptcy Code in accordance with the Protocol Order.

  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

                  1.1.148 363 ORDER. Any Final Order of the Bankruptcy Court approving a 363 Motion.

                  1.1.149 TAXES. All income, gaming, franchise, excise, sales, use, employment, withholding, property, payroll or other taxes, assessments, of governmental charges, together with any interest penalties, additions to tax, fines, and similar amounts relating thereto, imposed or collected by any federal, state, local or foreign governmental authority.

                  1.1.150 VOTING RECORD DATE. The date established by the Bankruptcy Court for purposes of voting on this Plan by Noteholders and the Indenture Trustee.

         1.2. COMPUTATION OF TIME. In computing any period of time prescribed or allowed by this Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006(a) shall apply.

         1.3. RULES OF INTERPRETATION. For purposes of this Plan only; (i) any reference in this Plan to a contract, instrument, release, indenture, or other agreement or documents being in particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; (ii) any reference in this Plan to an existing document or exhibit filed or to be filed means such document or exhibit as it may have been or may be amended, modified, or supplemented; (iii) unless otherwise specified, all references in this Plan to Sections, Articles, Schedules and Exhibits are references to Sections, Articles, Schedules and Exhibits of or to this Plan; (iv) the words "herein," "hereof;""hereto," and "hereunder" refer to this Plan in its entirety rather than to a particular portion of this Plan; (v) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Plan; and (vi) the rules of construction and definitions set forth in Sections 101 and 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply unless otherwise expressly provided.

2.       TREATMENT OF UNCLASSIFIED CLAIMS

         2.1. GENERAL. Pursuant to Section 1123(a)(1) of the Bankruptcy Code, the Claims against the Debtors set forth in this Article 2 are not designated as Classes. The holders of such Claims are not entitled to vote on this Plan. The treatment of the Claims set forth below is consistent with the requirements of Section 1129(a)(9)(A) of the Bankruptcy Code.

         2.2.     TREATMENT OF ADMINISTRATIVE CLAIMS.

                  2.2.1 GENERALLY. Each Allowed Administrative Claim, other than Preserved Ordinary Course Administrative Claims treated below, shall be paid in full from Plan Distribution Cash (or otherwise satisfied in accordance with its terms) upon the latest of: (i) the Distribution Date; (ii) such date as may be fixed by the Bankruptcy Court, or as soon thereafter as practicable; (iii) the tenth (10th) Business Day after such Claim is Allowed, or as soon thereafter as practicable; and (iv) such date as the holder of such Claim and Debtors or Reorganized Debtors shall agree upon.

                  2.2.2 REQUESTS FOR PAYMENT. All requests for payment of Administrative Claims against Debtors and all final applications for allowance and disbursement of

  GORDON & SILVER, LTD.
    ATTORNEYS AT LAW
    FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702)796-5555

         Professional Fees must be filed by the Administrative Claims Bar Date or the holders thereof shall be forever barred from asserting such Administrative Claims against the Debtors and any of the Reorganized Debtors; provided, however, that with regard to any Administrative Claims arising as a result of assessments of any taxes due by Debtors for tax years up to and including the Effective Date, the Administrative Claims Bar Date shall be extended to that date provided for by the Internal Revenue Code and Regulations for the assessment of taxes due for such taxable years; provided further however, that in the event that Debtors or Reorganized Debtors request a prompt assessment under Section 6501(d) of the Internal Revenue Code, the Administrative Claims Bar Date shall be the 30th day following the 18 month period provided under Section 6501(d) of the Internal Revenue Code. All Professional Fees applications must be in compliance with all of the terms and provisions of any applicable order of the Bankruptcy Court, including the Confirmation Order, and all other orders governing payment of Professional Fees. All Professional Fees applications may be later amended to include any fees and costs incurred after the Effective Date.

                  2.2.3 ALLOWED PRESERVED ORDINARY COURSE ADMINISTRATIVE CLAIMS. Each Allowed Preserved Ordinary Course Administrative Claim not paid by FRI or FGC prior to the Effective Date shall be paid, performed or settled by the Reorganized Debtor that is the successor to the Estate against which such Preserved Ordinary Course Administrative Claim originally arose, pursuant to the terms and conditions under which such Claim arose.

         2.3.     EXECUTIVE INCENTIVE CLAIMS.

                  2.3.1 RETENTION AND SEVERANCE. Upon the closing of the sale pursuant to the Majestic Agreement, $2,400,000.00 earmarked for payment of the Retention Payment was placed in escrow established pursuant to the Escrow Agreement dated December 1, 2000. Provided each of the Executives is paid his Retention Payment from the escrowed funds, each of the Executives shall have no Administrative Claim in respect of their Retention Payment against Debtors' estates or the Reorganized Debtors. Each such Executive shall receive payment of his Retention Payment from the escrowed funds in full in Cash on the Effective Date if not already distributed to the Executives as provided for in the Compensation Order or Restructuring Agreement.

                  2.3.2 CASH DISTRIBUTION INCENTIVE. Each of the Executives shall have, in addition to such rights regarding Distributable Cash, an Allowed Administrative Claim (the "Cash Incentive Claims") in respect of amounts owing and unpaid to them pursuant to Section 5.2 of the Restructuring Agreement which, except for the Reserve Amount, shall be paid to the Executives on the Effective Date pursuant to Section 6.1.7 of this Plan. The Reserve Amount shall be paid to the Executives from time-to-time as provided for in the Restructuring Agreement.

         2.4.     ALLOWED PRIORITY TAX CLAIMS. Each Allowed Priority
         Tax Claim, if any, will be paid in full from Plan Distribution Cash the later of (i) the Distribution Date; (ii) the tenth (10th) Business Day after the date on which an order allowing such Claim becomes a Final Order; or (iii) such other time as is agreed to by the holder of such Claim and the Debtors prior to the Effective Date or the Reorganized Debtors after the Effective Date. From and after the Effective Date and until any Allowed Priority Tax Claim is paid in full, the unpaid balance, if any, of such Allowed

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

Priority Tax Claim shall accrue interest fixed at the rate per annum equal to the rate provided for by Internal Revenue Code Sections 6621 and 6622, in effect on the Effective Date.

3.       DESIGNATION OF CLASSES OF CLAIMS AND EQUITY INTERESTS

         Pursuant to this Plan and in accordance with Section 1123(a)(1) of the Bankruptcy Code, all Claims of Creditors and the holders of Equity Securities (except Administrative Claims, Priority Tax Claims and Preserved Ordinary Course Administrative Claims) are placed in the Classes described below. A Claim or Equity Security is classified in a particular Class only to the extent that the Claim or Equity Security qualifies within the description of that Class and is classified in other Classes only to the extent that any remainder of the Claim or Equity Security qualifies within the description of such other Classes. A Claim is also classified in a particular Class only to the extent that such Claim is an Allowed Claim in that Class and has not been paid, released or otherwise satisfied prior to the Effective Date. With respect to Classes of Claims described as unimpaired under the Plan, except as otherwise provided under this Plan, nothing shall affect the rights and legal and equitable defenses of the Estates and Reorganized Debtors regarding such Claims classified as unimpaired under this Plan, including but not limited to, all rights in respect of legal and equitable defenses to setoff or recoupment against such Claims.

         3.1.     SUMMARY OF CLASSIFICATION.

Class 1:              Priority Wage Claims                Unimpaired
                                                          -    no solicitation required

---------------------------------------------------------------------------------------
Class 2:              Priority Benefit                    Unimpaired
                      Plan Contribution Claims            -    no solicitation required

---------------------------------------------------------------------------------------
Class 3:              Priority Customer Deposit           Unimpaired
                      Claims                              -    no solicitation required

---------------------------------------------------------------------------------------
Class 4:              Secured Tax Claims                  Unimpaired
                                                          -    no solicitation required

---------------------------------------------------------------------------------------
Class 5:              Miscellaneous Secured               Unimpaired
                      Claims                              -    no solicitation required

---------------------------------------------------------------------------------------
Class 6:              Noteholder Secured Claims           Impaired
                                                          -    entitled to vote
                                                          -    solicitation required

---------------------------------------------------------------------------------------
Class 7:              Convenience Class Claims            Unimpaired
                                                          -    not entitled to vote
                                                          -    no solicitation required

---------------------------------------------------------------------------------------

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

Class 8:               General Unsecured Claims             Impaired
                                                            -   entitled to vote
                                                            -   solicitation required

----------------------------------------------------------------------------------------
Class 9:               Noteholder Deficiency                Impaired
                       Claims                               -   entitled to vote
                                                            -   solicitation required

----------------------------------------------------------------------------------------
Class 10:              Intercompany Claims                  Impaired
                                                            -   deemed to have voted no
                                                            -   no solicitation required

----------------------------------------------------------------------------------------
Class 10:              Subsidiary Equity Securities         Impaired
                                                            -   deemed to have voted no
                                                            -   no solicitation required

----------------------------------------------------------------------------------------
Class 12:              Old FGC Preferred Stock              Impaired
                                                            -   deemed to have voted no
                                                            -   no solicitation required

----------------------------------------------------------------------------------------
Class 13:              FSI Warrant Claims                   Impaired
                                                            -   deemed to have voted no
                                                            -   no solicitation required

----------------------------------------------------------------------------------------
Class 14:              Old FGC Common Stock                 Impaired
                                                            -   deemed to have voted no
                                                            -   no solicitation required

----------------------------------------------------------------------------------------

         3.2.     SPECIFIC CLASSIFICATION.

                  3.2.1 CLASS 1: PRIORITY WAGE CLAIMS. Class 1 consists of all Priority Wage Claims against Debtors.

                  3.2.2 CLASS 2: PRIORITY BENEFIT PLAN CONTRIBUTION CLAIMS. Class 2 consists of all Priority Benefit Plan Contribution Claims against Debtors.

                  3.2.3 CLASS 3: PRIORITY CUSTOMER DEPOSIT CLAIMS. Class 3 consists of all Priority Customer Deposit Claims against Debtors.

                  3.2.4 CLASS 4: SECURED TAX CLAIMS. Class 4 consists of all Secured Tax Claims against Debtors. Each holder of a Secured Tax Claim shall be considered to be in its own separate subclass within Class 4, and each such subclass shall be deemed to be a separate Class for purposes of this Plan.

                  3.2.5 CLASS 5: MISCELLANEOUS SECURED CLAIMS. Class 5 consists of all Secured Claims against Debtors, other than Secured Claims in Class 4 and Class 6. Each holder of a Miscellaneous Secured Claim shall be considered to be in its own separate subclass within

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

         Class 5, and each such subclass shall be deemed to be a separate Class for purposes of this Plan.

                  3.2.6 CLASS 6: NOTEHOLDER SECURED CLAIMS. Class 6 consists of the Secured Claims of the Indenture Trustee and Noteholders under the Notes.

                  3.2.7 CLASS 7: CONVENIENCE CLASS CLAIMS. Class 7 consists of all Allowed General Unsecured Claims held and controlled by a Creditor in an aggregate amount of $25,000.00 or less, or in an aggregate amount greater than $25,000.00, but which Creditor elects on the Ballot to reduce to an aggregate of $25,000.00. If, at any time prior to the Effective Date, an eligible Creditor holds or controls (whether directly or indirectly) more than one Allowed General Unsecured Claim, the Creditor must aggregate all such Allowed General Unsecured Claims and elect to take not more than $25,000.00 to have such Allowed General Unsecured Claims treated in this Class 7.

                  3.2.8 CLASS 8: GENERAL UNSECURED CLAIMS. Class 8 consists of all General Unsecured Claims against Debtors other than Class 7 Convenience Class Claims.

                  3.2.9 CLASS 9: NOTEHOLDER DEFICIENCY CLAIMS. Class 9 consists of the Noteholder Deficiency Claims.

                  3.2.10 CLASS 10 INTERCOMPANY CLAIMS. Class 10 consists of all Intercompany Claims amongst the Debtors.

                  3.2.11 CLASS 11: SUBSIDIARY EQUITY SECURITIES. Class 11 consists of the Subsidiary Equity Securities all of which are held by various of Debtors.

                  3.2.12 CLASS 12: OLD FGC PREFERRED STOCK. Class 12 consists of Old FGC Preferred Stock.

                  3.2.13 CLASS 13: FSI WARRANT CLAIMS. Class 13 consists of FSI Warrant Claims.

                  3.2.14 CLASS 14: OLD FGC COMMON STOCK. Class 14 consists of Old FGC Common Stock and any other FGC Equity Interests not addressed in this Plan.

4. DESIGNATION OF AND PROVISIONS FOR TREATMENT OF CLASSES OF CLAIMS NOT IMPAIRED BY THIS PLAN

         4.1. CLASS 1 - PRIORITY WAGE CLAIMS. Each Allowed Priority Wage Claim, if any, shall be paid in full from Plan Distribution Cash by the applicable Reorganized Debtor upon the latest of: (i) the Distribution Date;
(ii) such date as may be fixed by the Bankruptcy Court; (iii) the tenth (10th) Business Day after such Claim is Allowed, or as soon thereafter as practicable; and (iv) such date as the holder of such Claim and the Debtors, and after the Effective Date, the applicable Reorganized Debtor shall agree. Class 1 is unimpaired under this Plan. Holders of Claims in Class 1 are not entitled to vote on this Plan.

         4.2. CLASS 2 - PRIORITY BENEFIT PLAN CONTRIBUTION CLAIMS. Each Allowed Priority Benefit Plan Contribution Claim, if any, shall be paid in full from Plan Distribution Cash by the

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY,
LAS VEGAS, NEVADA 89109
    (702) 796-5555
applicable Reorganized Debtor upon the latest of: (i) the Distribution Date;
(ii) such date as may be fixed by the Bankruptcy Court; (iii) the tenth (10th) Business Day after such Claim is Allowed, or as soon thereafter as practicable; and (iv) such date as the holder of such Claim, and the Debtors, and after the Effective Date, the applicable Reorganized Debtor shall agree. Class 2 is unimpaired under this Plan. Holders of Claims in Class 2 are not entitled to vote on this Plan.

         4.3. CLASS 3 - PRIORITY CUSTOMER DEPOSIT CLAIMS. Each Allowed Priority Customer Deposit Claim, if any, shall be paid in full from Plan Distribution Cash by the applicable Reorganized Debtor upon the latest of: (i) the Distribution Date; (ii) such date as may be fixed by the Bankruptcy Court;
(iii) the tenth (10th) Business Day after such Claim is Allowed, or as soon thereafter as practicable; (iv) such date as the holder of such Claim and the Debtors, and after the Effective Date, the applicable Reorganized Debtor, shall agree; and (v) a date when such Priority Customer Deposit Claim becomes due and owing. Class 3 is unimpaired under this Plan. Holders of Claims in Class 3 are not entitled to vote on this Plan.

         4.4. CLASS 4 - SECURED TAX CLAIMS Each Allowed Secured Tax Claim shall be paid in full from Plan Distribution Cash by the applicable Reorganized Debtor upon the latest of: (i) the Distribution Date; (ii) such date as may be fixed by the Bankruptcy Court; (iii) the tenth (10th) Business Day after such Claim is Allowed, or as soon thereafter as practicable; (iv) the date on which such Secured Tax Claim is scheduled to be paid under applicable law or regulation; and (v) such date as the holder of such Claim and the Debtors, and after the Effective Date, the applicable Reorganized Debtor shall agree. Class 4 is unimpaired under this Plan. Holders of Claims in Class 4 are not entitled to vote on this Plan.

         4.5. CLASS 5 - MISCELLANEOUS SECURED CLAIMS. At the option of the applicable Reorganized Debtors, the holder of any Allowed Secured Claim in Class 5 shall receive one (1) of the following alternative treatments or other treatment agreed to between the Debtors and such holder:

                           a) on the Distribution Date, or on such other date thereafter as may be agreed to by the holder of such Claim and the Debtors or the applicable Reorganized Debtor, as the case may be, shall abandon the collateral securing such Claim to the holder thereof in full satisfaction and release of such Claim; or

                           b) on the Distribution Date, the holder of such Claim shall receive, on account of such Claim, Plan Distribution Cash equal to its Allowed Secured Claim or such lesser amount to which the holder of such Allowed Secured Claim shall agree, in full satisfaction and release of such Allowed Secured Claim.

         Class 5 is unimpaired under this Plan. Holders of Allowed Claims in Class 5 are not entitled to vote on this Plan.

         4.6. CLASS 7 - CONVENIENCE CLASS CLAIMS. Each holder of an Allowed Convenience Class Claim shall be paid in full from Plan Distribution Cash by the applicable Reorganized Debtor upon the latest of: (i) the Distribution Date;
(ii) the tenth (10th) Business Day after such Claim is Allowed, or as soon thereafter as practicable; and (iii) such date as the holder of such Claim and Debtors or the Reorganized Debtors have agreed or shall agree.

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

         4.7. INTEREST. All unimpaired Allowed Claims in Classes 1,2, 3 and 7 shall also be paid contemporaneous with payment of these Allowed Claims, interest from the Petition Date at the Federal Judgment Rate.

5. DESIGNATION OF AND PROVISIONS FOR TREATMENT OF CLASSES OF CLAIMS AND EQUITY SECURITIES IMPAIRED BY THIS PLAN

         5.1. CLASS 6 - NOTEHOLDER SECURED CLAIMS. The Allowed Secured Claims of Noteholders and the Indenture Trustee are impaired and shall be treated as follows:

                  5.1.1 DISTRIBUTIONS. Class 6 Claims shall be satisfied by distribution of the following to each Noteholder as of the Distribution Record Date.

                  a) the conditional receipt pursuant to bankruptcy-court order, from the Petition Date through the date hereof, of Distributable Cash;

                  b) the granting of the releases set forth in Section 10.6, which make unconditional and indefeasible the distributions of Distributable Cash during these cases; and

                  c) the receipt of a portion of all of the New Common Stock equal to the Collateral Value Percentage; each holder of a Class 6 Claim shall receive its Pro Rata share of such New Common Stock.

                  5.1.2 CASH OPTION FOR BONDHOLDERS. Each holder of a Class 6 Claim that has elected its Ballot to receive the cash payment contemplated by Section 8.4 shall not receive the distribution on New Common Stock contemplated by Section 5.1.1 (c)

         5.2. CLASS 8 - GENERAL UNSECURED CLAIMS. Each holder of an Allowed General Unsecured Claim shall receive Plan Distribution Cash equivalent to 20% of its Allowed General Unsecured Claim or other treatment agreed to between the Debtors and such holder upon the latest of: (i) the Distribution Date; (ii) the tenth (1Oth) Business Day after such Claim is Allowed, or as soon thereafter as practicable; and (iii) such date as the holder of such Claim and applicable debtor or the Reorganized Debtor has agreed or shall agree.

         5.3.     CLASS 9 - NOTEHOLDER DEFICIENCY CLAIMS.

                  5.3.1 DISTRIBUTIONS. Class 9 Claims shall be satisfied by the receipt of all of the New Common Stock that is not distributable to holders of Class 6 Claims. Each holder of a Class 9 Claim shall receive its Pro Rata share of such New Common Stock.

                  5.3.2 CASH OPTION FOR BONDHOLDERS. Each holder of a Class 9 Claim that has elected on its Ballot to receive the cash payment contemplated by Section 8.4 shall not receive the distribution of New Common Stock contemplated by Section 5.3.1.

                  5.4. CLASS 10 - INTERCOMPANY CLAIMS. All Intercompany Claims in existence on the Effective Date shall be extinguished and none of the Debtors shall receive any consideration from any other Debtor as a result of any Intercompany Claim.

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

         5.5. CLASS 11 - SUBSIDIARY EQUITY INTERESTS. All Subsidiary Equity Interests (except as otherwise provided in Sections 6.1.4, 6.1.5 and 6.1.6 of this Plan) and the FSI Equity Interest shall be canceled and terminated without any further act or action under any applicable agreement, law, regulation, order or rule.

         5.6. CLASS 12 - OLD FGC PREFERRED STOCK. Holders of Old FGC Preferred Stock shall receive nothing for their Old FGC Preferred Stock, and the Old FGC Preferred Stock shall be canceled and extinguished without further act or action under any applicable agreement, law, regulation, order or rule.

         5.7. CLASS 13 - FSI WARRANT CLAIMS. Holders of FSI Warrant Claims shall receive nothing for their FSI Warrant Claims, and the FSI Warrants shall be canceled and extinguished without further act or action under any applicable agreement, law, regulation, order or rule.

         5.8. CLASS 14 - OLD FGC COMMON STOCK. Holders of Old FGC Common Stock and any remaining FGC Equity Securities shall receive nothing for their Old FGC Common Stock and remaining FGC Equity Securities, and the Old FGC Common Stock shall be canceled and extinguished without further or action under any applicable agreement, law, regulation, order or rule. Nothing contained herein shall affect the right of a holder of Old FGC Common Stock to receive other consideration elsewhere under this Plan or through Final Orders of the Bankruptcy Court not related to the Old FGC Common Stock.

6.       MEANS FOR IMPLEMENTATION OF PLAN

         6.1. PLAN IMPLEMENTATION STEPS OCCURRING ON EFFECTIVE DATE. On the Effective Date, all of the assets of each Debtor's Estate, including all causes of action and avoidance actions, shall be preserved and shall revest in the Debtors free and clear of all liens, claims and encumbrances, and then the following events shall occur in the following sequence:

                  6.1.1 MERGERS TO SIMPLIFY CORPORATE STRUCTURE. FGC shall cause all subsidiaries of FGC, including debtors and nondebtors, except FSI and FRI, to be merged with and into FSI pursuant to NRS Chapter 92A, with FSI being the surviving entity in the mergers. On or before the Effective Date, FGC shall cause to be executed, and shall cause to be filed with the Nevada Secretary, the articles of merger and any related documents required for such mergers to be effective at the earliest time reasonably practicable on the Effective Date.

                  6.1.2 MERGERS TO CONVERT NEW CORPORATIONS TO DELAWARE CORPORATIONS. On or before the Effective Date, New FGC shall be formed. On the Effective Date, FGC shall merge with and into New FGC with New FGC being the surviving corporation, and then New FGC shall change its name to "Fitzgeralds Gaming Corporation." On or before the Effective Date, FSI shall form FLI, and on the Effective Date, following the mergers contemplated by Section 6.1.1, FSI shall merge with and into FLI, with FLI being the surviving corporation.

                  6.1.3 NEW COMMON STOCK. On the Effective Date, Reorganized FGC shall have one million (1,000,000) shares of New Common Stock authorized of which two hundred five thousand (205,000) shares shall be issued and outstanding, all of which shares

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555
         of New Common Stock shall, in accordance with this Plan, be issued to the Disbursing Agent in accordance with this Plan.

                  6.1.4 REORGANIZED FGC. As of the Effective Date, the certificates of Reorganized FGC shall be substantially in the forms of the Reorganized FGC Articles and Reorganized FGC By-Laws, which provide for, among other things, the authorization of any and all acts necessary to effectuate this Plan including, without limitation, the issuance of the New Common Stock. Such restated certificate of incorporation and by-laws shall also provide: (i) to the extent required by Section 1123(a) and (b) of the Bankruptcy Code, for a provision prohibiting the issuance of non-voting equity securities; and
         (ii) for the board of directors of Reorganized FGC to be comprised of three (3) directors, to be initially nominated by the Informal Committee no later than five (5) days prior to the commencement of the Confirmation Hearing. The initial members of the board of directors of Reorganized FGC shall serve until such directors, or their successors are elected at a properly noticed and constituted stockholders' meeting of Reorganized FGC. After the Effective Date, Reorganized FGC may amend and restate the Reorganized FGC Articles and Reorganized FGC By-Laws as permitted by applicable law.

                  6.1.5 REORGANIZED FRI. As of the Effective Date, the certificates of incorporation and bylaws of Reorganized FRI shall be amended substantially in the forms of the Reorganized FRI Articles and Reorganized FRI By-Laws, which provide for, among other things, the authorization of any and all acts necessary to effectuate this Plan. Such certificates of incorporation and by-laws shall also provide to the extent required by Section 1123(a) and (b) of the Bankruptcy Code, for a provision prohibiting the issuance of non-voting equity securities. After the Effective Date, Reorganized FRI may amend and restate the Reorganized FRI Articles and Reorganized FRI By-Laws as permitted by applicable law.

                  6.1.6 REORGANIZED FLI. As of the Effective Date, the certificate of incorporation and bylaws of Reorganized FLI shall be substantially in the forms of the Reorganized FLI Articles and Reorganized FLI By-Laws, which provide for, among other things, the authorization of any and all acts necessary to effectuate this Plan. Such certificate of incorporation and by-laws shall also provide, to the extent required by Section 1123(a) and(b) of the Bankruptcy Code, for a provision prohibiting the issuance of non-voting equity securities. After the Effective Date, Reorganized FLI may amend and restate the Reorganized FLI Articles and Reorganized FLI By-Laws as permitted by applicable law

                  6.1.7 PLAN DISTRIBUTION CASH. The Plan Distribution Cash shall be delivered to Reorganized FGC or Reorganized FLI, as appropriate to be paid in accordance with this Plan and the Restructuring Agreement.

                  6.1.8 SENIOR MANAGEMENT. On the Effective Date, Reorganized FGC shall pay from Plan Distribution Cash all monies due but not yet paid in accordance with the Restructuring Agreement, Compensation Order and the Senior Management Incentive Program, including the Retention Payments and Cash Incentive Claims to the extent not previously paid and not subject to further reserve.

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

                  6.1.9 DISTRIBUTIONS. All funds or other property received or retained by Reorganized Debtors shall be applied and distributed in accordance with the Plan.

                  6.1.10   TREATMENT OF SCOUT CLAIMS. The provisions of this
         Section 6.1.10 constitute a settlement among the Informal Committee, the Debtors and Scout. These provisions shall not constitute an admission by ANY of such settling parties, including as to value of the Reno Parking Garage, and are intended to have the benefits of FRE 408 and similar state-law provisions.

                  (a) On the Effective Date, FRI shall pay $50,000 to Scout, to be applied to the principal of the Scout Note.

                  (b) Subject to the occurrence of the Effective Date, Scout shall have an Allowed Class 5 Claim in an amount equal to the difference of (i) the outstanding principal amount of the Scout Note as of the Effective Date minus
                        (ii) $500,000. On the Effective Date, all other claims of Scout Development Corporation shall be disallowed.

                  (c) Subject to the occurrence of the Effective Date, Scout shall have an Allowed Class 8 Claim in the amount of $500,000.

                  (d) On the Effective Date, Reorganized FRI shall execute the New Scout Note and the Restated Garage Deed of Trust.

                  (e) Scout shall receive, as the sole distribution on its Class 8 Claim, an interest in the New Scout Note and Restated Garage Deed of Trust equal in value to $100,000.

                  (f) Scout shall receive, as the sole distribution on its Class 5 Claim, all of the remaining interest, not distributed to Scout under clause (e), in the New Scout Note and Restated Garage Deed of Trust.

                  (g) Subject to the occurrence of the Effective Date, all other claims of Scout in the Cases shall be disallowed.

         6.2. DETERMINATION OF PLAN DISTRIBUTION CASH. The Debtors shall determine the necessary amount of Plan Distribution Cash with the consent of the Informal Committee (not to be unreasonably withheld) as provided for in the Restructuring Agreement. In the event agreement cannot be reached between the Debtors and the Informal Committee prior to the Effective Date, the Bankruptcy Court shall determine the amount of Plan Distribution Cash.

         6.3.     NOTICE OF EFFECTIVENESS. When all of the Steps contemplated by
Section 6.1 have been completed, the Reorganized Debtors shall file with the Bankruptcy Court and serve upon all holders of claims and all potential holders of Administrative Claims known to the Debtors (whether or not disputed), a Notice of Effective Date of Plan. The Notice of Effective Date of Plan shall include notice of the Administrative Claim Bar Date.

         6.4. NO CORPORATE ACTION REQUIRED. As of the Effective Date: (i) the adoption or approvals of the mergers set forth in Section 6.1.1 and 6.1.2;
(ii) the adoption of the Reorganized

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

FGC Articles, Reorganized FGC By-Laws, Reorganized FRI Articles, Reorganized FRI By-Laws, Reorganized FLI Articles, Reorganized FLI By-Laws or similar constituent documents for Reorganized Debtors; (iii) the initial selection of directors and officers for Reorganized Debtors; (iv) the adoption, execution, delivery and implementation of all contracts, leases, instruments, releases and other agreements related to or contemplated by this Plan; (v) the revesting or transfer of Estate assets provided for in this Plan; and (vi) the other matters provided for under or in furtherance of this Plan involving corporate action to be taken by or required of the Debtors or Reorganized Debtors shall be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects without further order of the Bankruptcy Court or any requirement of further action by the stockholders or directors of the Debtors and Reorganized Debtors. As of the Effective Date, the term of each of the officers and directors of the Debtors not continuing in office, if any, shall terminate pursuant to the Confirmation Order without any further action by the stockholders or directors of the Debtors or Reorganized Debtors.

         6.5. DIRECTORS AND OFFICERS. On the Effective Date, the operation of Reorganized FGC, Reorganized FLI and Reorganized FRI shall become the general responsibility of their respective boards of directors, which shall thereafter have responsibility for the management, control and operation of Reorganized FGC, Reorganized FLI and Reorganized FRI in accordance with this Plan, applicable law, the Reorganized FGC Articles, Reorganized FGC By-Laws, Reorganized FLI Articles, Reorganized FLI By-Laws, Reorganized FRI Articles and Reorganized FRI By-Laws and payment of all remaining Allowed Claims and payment due pursuant to the Senior Management Incentive Program pursuant to this Plan. All the directors and executive officers of Reorganized FGC, Reorganized FLI and Reorganized FRI shall be deemed to have been elected or appointed, as the case may be, pursuant to the Confirmation Order, but shall not take office until the Effective Date. The terms of those directors and officers not continuing in office after the Effective Date, if any, shall be deemed expired as of the Effective Date pursuant to the Confirmation Order. Reorganized Debtors shall provide such officers and directors with errors and omissions insurance coverage by tail policy, prior-acts endorsement to the Reorganized FGC policy or any other policy provision chosen by the Informal Committee for a period of not less than one year after the Effective Date similar to that provided such officers and directors as of the Confirmation Date. The existing directors of Debtors should they choose to do so, will continue to serve as directors of Debtors from and after the Confirmation Date until the Effective Date. During the period from the Confirmation Date until the Effective Date, but not beyond the Effective Date, all the existing outside directors of Debtors will continue to be compensated at their present levels for so long as they continue to serve as directors of Debtors.

         6.6. INFORMAL COMMITTEE. Any consent, waiver or other action pursuant to this Plan to be given by, or power conferred on, the Informal Committee shall be exercised by a vote of members of the Informal Committee who in the aggregate own, beneficially own or have investment discretion with respect to Notes comprising at least a majority of the outstanding principal amount of the Notes. There shall be no requirement of a meeting or notice to all Noteholders or Informal Committee members as a prerequisite to such a vote, and the vote may be by written consent of sufficient members of the Informal Committee.

         6.7. DUTIES OF INDENTURE TRUSTEE. Not later than the eleventh day after entry of the Confirmation Order, the Indenture Trustee shall provide to the Debtors and the Informal committee a list of all bondholders, including beneficial holders to the extent that the Indenture Trustee can reasonably determine them. On the Effective Date the Indenture Trustee shall be

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555
cancelled and the Indenture Trustee shall have no further duties thereunder.

7.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         7.1. EXECUTORY CONTRACTS. On the Effective Date, FRI shall assume the Reno Garage Lease. All executory contracts and unexpired leases that both exist on the Confirmation Date and are set forth on the schedule of assumed executory contracts and unexpired leases attached to this Plan as Schedule 7.1, shall be deemed assumed by the applicable Reorganized Debtor on the Effective Date. Except for the Reno Garage Lease, Schedule 7.1 may be modified by the Debtors at the direction of the Informal Committee up to the Effective Date, with notice to the non-debtor party to the contract affected by such modification.

         7.2. APPROVAL OF ASSUMPTION OR REJECTION. Entry of the Confirmation Order shall constitute as of the Effective Date: (i) approval, pursuant to Bankruptcy Code Section 365(a), of the assumption by the applicable Reorganized Debtor of each executory contract and unexpired lease listed on Schedule 7.1, and (ii) authorization for the Reorganized Debtors to reject each executory contract and unexpired lease to which any of the Debtors are parties and which is not listed on Schedule 7.1 and neither assumed, assumed and assigned nor rejected by separate order prior to the Effective Date. Unless they file an objection to the assumption prior to the Confirmation Hearing, each counterparty to an executory contract or unexpired lease on Schedule 7.1 shall be deemed to have consented to such assumption. Notwithstanding anything contained herein to the contrary, up to the Confirmation Date the Debtors, at the direction of the Informal Committee, shall add to or delete from Schedule 7.1 any executory contract or unexpired lease.

         7.3. CURE OF DEFAULTS. Unless they file an objection to the assumption of an executory contract or unexpired lease assumed pursuant to
Section 7.1 of this Plan prior to the Confirmation Hearing specifically asserting a required cure payment, each executory contract or unexpired lease listed on Schedule 7.1 may be assumed by the Reorganized Debtors without the payment of any cure amount. The applicable Reorganized Debtor shall Cure any defaults respecting each executory contract or unexpired lease assumed pursuant to Section 7.1 of this Plan upon the latest of (i) the Effective Date or as soon thereafter as practicable; (ii) such dates as may be fixed by the Bankruptcy Court or agreed upon by the Debtors, with the consent of the Informal Committee and after the Effective Date, the applicable Reorganized Debtor; or (iii) the tenth (10th) Business Day after the entry of a Final Order resolving any dispute regarding (a) a Cure amount; (b) the ability of the applicable Reorganized Debtor to provide "adequate assurance of future performance" under the executory contract or unexpired lease assumed pursuant to this Plan in accordance with
Section 365(b)(1) of the Bankruptcy Code; or (c) any matter pertaining to assumption, assignment or the Cure of a particular executory contract or an unexpired lease.

         7.4. POST-PETITION DATE CONTRACTS AND LEASES. Subject to the Administrative Claim Bar Date, Executory contracts and unexpired leases entered into and other obligations incurred after the Petition Date by the Debtors shall be performed by the applicable Reorganized Debtor in the ordinary course of its business.

         7.5. RESTRUCTURING AGREEMENT. Entry of the Confirmation Order shall constitute authorization for the assumption on the Effective Date by Reorganized Debtors of the (a)

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

Restructuring Agreement to the extent obligations and rights contained therein remain unperformed and (b) the Risk Management Contracts existing as of the Effective Date.

         7.6. BAR DATE. All proofs of Claims with respect to Claims arising from the rejection of any executory contract or unexpired lease shall be filed with Fitzgeralds Gaming Corporation, c/o Ropes & Gray, One International Place, Boston, Massachusetts 02110, Attention: Don S. DeAmicis and D. Ross Martin, not later than the earlier of the 30th day after the entry of the order approving rejection of an executory contract or unexpired lease or the 30th day after the Effective Date. Any Claim not filed within such time shall be forever barred. Notwithstanding the above, the bar date for Scout Development shall be the 30th day after the Effective Date pursuant to Court order.

         7.7. INDEMNIFICATION OBLIGATIONS. Any obligations of the Debtors to indemnify any officer, director or employee serving as a fiduciary of any employee benefit plan or program of the Debtors, pursuant to charter, by-laws, contract or applicable state law shall be deemed to be, and shall be treated as, an executory contract and rejected by Debtors on the Effective Date.

8.       MANNER OF DISTRIBUTION OF PROPERTY UNDER THIS PLAN

         8.1 SURRENDER OF SECURITIES OR DEBT INSTRUMENTS. On or before the Distribution Date, or as soon as practicable thereafter, each Noteholder shall surrender the Notes evidencing its Allowed Noteholder Deficiency Claim to the Indenture Trustee as the Disbursing Agent for the Class 6 and 9 Claims. No distribution of property hereunder shall be made to or on behalf of any such Noteholder unless and until the Notes are delivered to the Indenture Trustee or the unavailability of such Notes is reasonably established to the satisfaction of Reorganized FGC. In the event any Noteholder seeks to establish the unavailability of the Note evidencing such Allowed Noteholder Deficiency Claim, Reorganized FGC shall, within thirty (30) Business Days after receipt of the Noteholder's evidence of unavailability and statement of indemnity of Reorganized FGC, (i) provide the Noteholder, in writing, with a detailed description regarding the rejection of such evidence and statement of indemnity; or (ii) deliver to the Indenture Trustee a notice of compliance and distribute to such Noteholder any amounts distributable from Reorganized FGC. Any such Noteholder who fails to surrender or cause to be surrendered such Notes or fails to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to Reorganized FGC prior to the second anniversary of the Effective Date, shall be deemed to have forfeited all rights and claims in respect of such Notes and shall not participate in any distribution hereunder, and all property in respect of such forfeited distribution, including interest accrued thereon, shall revert to Reorganized FGC notwithstanding any federal or state escheat laws to the contrary.

         8.2 DISTRIBUTION RECORD DATE. At the close of business on the Distribution Record Date, the transfer ledgers of the Indenture Trustee shall be closed, and there shall be no further changes to the record of Noteholders. Reorganized FGC and the Indenture Trustee shall have no obligation to reorganize any transfer of such Notes occurring after the Distribution Record Date. The Indenture Trustee and Reorganized FGC shall be entitled instead to recognize and deal for all purposes hereunder with only those Noteholders stated on the transfer ledgers as of the close of business on the Distribution Record Date.

         8.3 DELIVERY OF DISTRIBUTIONS. Distribution of property shall be made by the Indenture Trustee to Noteholders at the addresses contained in the official records of the Indenture Trustee. If

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555
any Noteholder's distribution is returned as undeliverable, no further distributions to such Noteholder shall be made unless and until the Indenture Trustee and Reorganized FGC are notified of such Noteholder's then current address, at which time all missed distributions shall be made to such Noteholder without interest. Undeliverable distributions shall be returned to the Indenture Trustee until such distributions are claimed. All claims for undeliverable distributions shall be made on or before the second anniversary of the Effective Date. After such date, all unclaimed property shall revert to Reorganized FGC and the claim of any Noteholder or successor to such Noteholder with respect to such property shall be discharged and forever barred notwithstanding any federal or state escheat laws to the contrary.

         8.4 CASH OPTION FOR BONDHOLDERS. Each holder of a Class 6 and Class 9 Claim may indicate on its Ballot its election to receive a cash distribution in lieu of distributions of New Common Stock. Any such electing holder shall, in lieu of all distributions that it would otherwise be entitled to receive pursuant to Section 5.1.1(c) and 5.3.1, receive $30.00 per $1000 face amount of Notes owned by such holder. The New Common Stock that would have been distributed to such electing holders shall instead be sold pursuant to the Commitment Agreement.

9.       CONDITIONS PRECEDENT TO CONFIRMATION AND THE EFFECTIVE DATE

         9.1. CONDITIONS TO CONFIRMATION. The following are conditions precedent to confirmation of this Plan:

                  a) The Confirmation Order shall have been entered and be in form and substance reasonably acceptable to the Debtors and the Informal Committee; and

                  b) Since March 7, 2003, there shall have been no Consenting Noteholder Default, Debtor Default or Senior Management Default under the Restructuring Agreement, which default has not been waived pursuant to such agreement, and there shall have been no termination upon condition subsequent of the Restructuring Agreement.

         9.2. CONDITIONS TO EFFECTIVENESS. The following are conditions precedent to the occurrence of the Effective Date:

                  a) The Confirmation Order shall be a Final Order, Except that Debtors reserve the right, with the consent of the Informal Committee, to cause the Effective Date to occur notwithstanding the pendency of an appeal of the Confirmation Order;

                  b) No request for revocation of the Confirmation Order under Section 1144 of the Bankruptcy Code shall have been made, or, if made, shall remain pending, including any appeal;

                  c) All documents necessary to implement the transactions contemplated by this Plan shall be in form and substance reasonably acceptable to the Debtors and the Informal Committee; and

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

                  d) Sufficient Plan Distribution Cash is set aside, reserved and withheld to make the distributions required by the Bankruptcy Code and this Plan.

         9.3. WAIVER OF CONDITIONS. The Conditions to Confirmation and Conditions to Effectiveness may be waived in whole or in part by the Debtors and the Informal Committee at any time, without notice, an order of the Bankruptcy Court or any further action other than proceeding to Confirmation and consummation of the Plan.

10.      TITLE TO PROPERTY; DISCHARGE; INJUNCTION

         10.1.    REVESTING OF ASSETS. [INTENTIONALLY OMITTED].

         10.2. PRESERVATION OF LITIGATION CLAIMS. In accordance with Section 1123(b)(3) of the Bankruptcy Code, and except as otherwise expressly provided herein, all Litigation Claims shall be retained by the applicable Reorganized Debtor.

         10.3. DISCHARGE. Except as provided in this Plan or the Confirmation Order, the rights afforded under this Plan and the treatment of Claims and Equity Securities under this Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims and termination of all Equity Securities, including any interest accrued on Claims from the Petition Date. Except as provided in this Plan or the Confirmation Order, upon the Effective Date, Confirmation shall: (a) discharge the Debtors and Reorganized Debtors from all Claims or other debts that arose before the Confirmation Date including all Claims arising under and related to the Notes and all debts of the kind specified in Sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not: (i) a proof of Claim based on such debt is filed or deemed filed pursuant to Section 501 of the Bankruptcy Code; (ii) a Claim based on such debt is allowed pursuant to Section 502 of the Bankruptcy Code; or (iii) the holder of a Claim based on such debt has accepted this Plan; and (b) terminate all interest and other rights of holders of Equity Securities in the Debtors.

         10.4. INJUNCTION. From and after the Effective Date, and except as provided in this Plan and the Confirmation Order, all entities that have held, currently hold or may hold a Claim or other debt or liability or an Equity Security or other right of an Equity Security holder that is terminated pursuant to the terms of this Plan are permanently enjoined from taking any of the following actions on account of any such Claims, debts or liabilities or terminated Equity Security or rights: (i) commencing or continuing in any manner any action or other proceeding against the Reorganized Debtors or their respective properties; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Reorganized Debtors or their respective properties; (iii) creating, perfecting or enforcing any Lien or encumbrance against the Reorganized Debtors or their respective properties;
(iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Reorganized Debtors or their respective properties; and (v) commencing or continuing any action, in any manner or any place, that does not comply with or is inconsistent with the provisions of this Plan or the Bankruptcy Code. By accepting distributions pursuant to this Plan, each holder of an Allowed Claim receiving distributions pursuant to this Plan will be deemed to have specifically consented to the injunction set forth in this section.

         10.5. EXCULPATION. From and after the Effective Date, none of Debtors, the Reorganized Debtors, or the Informal Committee nor any of their respective present or former members,

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555
directors, officers, managers, employees, advisors, attorneys or agents, shall have or incur any liability to any holder of a Claim or Equity Security or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys or Affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, 363 Motion, the pursuit of confirmation of this Plan or the consummation of this Plan, except for (i) under the Restructuring Agreement to the extent assumed by the Reorganized Debtors, (ii) violations of the Risk Management Contracts, (iii) gross negligence and (iv) willful misconduct, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under this Plan or in the context of the Chapter 11 Cases. No holder of a Claim or Equity Security, nor any other party in interest, including their respective agents, employees, representatives, financial advisors, attorneys or Affiliates, shall have any right of action against Debtors, the Reorganized Debtors, the Informal Committee or any of their respective present or former members, officers, directors, managers, employees, advisors, attorneys or agents, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of this Plan, the consummation of this Plan or the administration of this Plan, except for (i) their willful misconduct or gross negligence, (ii) matters specifically contemplated by this Plan and
(iii) any liability of an attorney to its client not subject to exculpation under the Bankruptcy Code.

         10.6. RELEASE. As part of the distributions to holders of Class 6 Claims under this Plan, each Person who has been a record owner or beneficial owner of Notes, any direct or indirect securities intermediary (including The Depository Trust Company) for such an owner, the Indenture Trustee and any of their advisers, is hereby released, as of the Effective Date, from all claims and causes of action, including avoidance actions, that the Debtors or their Estates had, have or may in the future have to recover any payments made in respect of the Notes, including payments of fees of professionals retained by the Informal Committee.

11.      RETENTION OF JURISDICTION

         11.1. JURISDICTION. Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court shall retain such jurisdiction over the Chapter 11 Cases and the Reorganized Debtors after the Effective Date as is legally permissible, including jurisdiction to:

                  a) Allow, disallow, determine, liquidate, classify, estimate or establish the priority or secured or unsecured status of any Claim or Disputed Claim, including the resolution of any request for payment of any Administrative Claim and the resolution of any and all objections to the allowance or priority of Claims or Disputed Claims;

                  b) Grant or deny any applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or this Plan for periods ending on or before the Effective Date;

                  c) Resolve any matters related to the assumption, assignment or rejection of any executory contract or unexpired lease to which the Debtors or the Reorganized Debtors are party and to hear, determine and, if necessary, liquidate, any Claims arising therefrom or cure amounts related thereto;

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

                  d) Ensure that distributions to holders of Allowed Claims and New Common Stock are accomplished pursuant to the provisions of this Plan;

                  e) Decide or resolve any motions, adversary proceedings, contested or litigated matters and any other matters and grant or deny any applications or motions involving the Debtors or the Reorganized Debtors that may be pending on the Effective Date;

                  f) Enter such orders as may be necessary or appropriate to implement or consummate the provisions of this Plan and all contracts, instruments, releases and other agreements or documents created in connection with the Restructuring Agreement, this Plan, the Disclosure Statement or the Confirmation Order, except as otherwise provided herein;

                  g) Decide or resolve any cases, controversies, suits or disputes that may arise in connection with the consummation, interpretation or enforcement of a 363 Order, the Restructuring Agreement, Final Order, this Plan or the Confirmation Order or any Person's obligations incurred in connection with a 363 Order, the Restructuring Agreement, Final Order, this Plan or the Confirmation Order;

                  h) Modify this Plan before or after the Effective Date pursuant to Section 1127 of the Bankruptcy Code or modify any contract, instrument, release or other agreement or document created in connection with this Plan or the Disclosure Statement or the Confirmation Order; or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, this Plan or the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with this Plan or the Disclosure Statement of the Confirmation Order, in such manner as may be necessary or appropriate to consummate this Plan, to the extent authorized by the Bankruptcy Code;

                  i) Issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any person with consummation, implementation or enforcement of a 363 Order, Final Order, this Plan or Confirmation Order, except as otherwise provided herein;

                  j) Enter and implement such orders as are necessary or appropriate if a Final Order, 363 Order or the Confirmation Order is for any reason modified, stayed, reversed, revoked or vacated;

                  k) Determine any other matters that may arise in connection with or relate to this Plan, Final Order, 363 Order, the Disclosure Statement, the Confirmation Order, or any contract, instrument, release or other agreement or document created in connection with this Plan, the Disclosure Statement, Final Order, 363 Order, or Confirmation Order except as otherwise provided herein;

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

                  l)       Enter an order closing the Chapter 11 Cases;

                  m) Hear and decide Litigation Claims and continue to hear and decide pending Litigation Claims and any other claim or cause of action of Debtors and the Reorganized Debtors; and

                  n) Decide or resolve any matter over which the Bankruptcy Court has jurisdiction pursuant to Section 505 of the Bankruptcy Code.

12.      MODIFICATION AND AMENDMENT OF PLAN; ALTERNATIVE TRANSACTIONS

         12.1. MODIFICATION AND AMENDMENT. Prior to Confirmation, Debtors may, with the consent of the Informal Committee, alter, amend, or modify this Plan under Section 1127(a) of the Bankruptcy Code at any time. After the Confirmation Date and prior to substantial consummation of this Plan as defined in Section ll0l(2) of the Bankruptcy Code, Debtors may, under Section 1127(b),
(c) and (d) of the Bankruptcy Code and with consent of the Informal Committee, alter, amend or modify this Plan or institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in this Plan, the Disclosure Statement or the Confirmation Order, to make appropriate adjustments and modifications to this Plan or the Confirmation Order as a result of comments or actions of the SEC or Gaming Authorities, and such matters as may be necessary to carry out the purposes and effects of this Plan so long as such proceedings do not materially adversely affect the treatment of holders of Claims under this Plan.

13.      MISCELLANEOUS

         13.1. FILING OF OBJECTIONS TO CLAIMS. After the Effective Date, objections to Claims shall be made and objections to Claims made previous thereto shall be pursued by the Reorganized Debtors or any other party properly entitled to do so after notice to the Reorganized Debtors and approval by the Bankruptcy Court. Any objections made after the Effective Date shall be filed and served not later than ninety (90) days after the Effective Date; provided, however, that such period may be extended by order of the Bankruptcy Court for good cause shown.

         13.2.    RESOLUTION OF OBJECTIONS AFTER EFFECTIVE DATE; DISTRIBUTIONS

                  13.2.1. RESOLUTION OF OBJECTIONS. From and after the Effective Date, the Reorganized Debtors may litigate to judgment, propose settlements of, or withdraw objections to, all pending or filed Disputed Claims and except for Disputed Claims and Avoidance Actions regarding the Indenture Trustee, Noteholders, Indenture Trustee Professionals or Informal Committee Professionals, the Reorganized Debtors may settle or compromise any Disputed Claim without notice and a hearing and without approval of the Bankruptcy Court.

                  13.2.2. DISTRIBUTIONS. In order to facilitate distributions to holders of Allowed Claims, and if and to the extent there are Disputed Claims in any Class, the Disbursing Agent shall set aside in a separate designated reserve account the payments or distributions applicable to such Disputed Claims as if such Disputed Claims were Allowed Claims, pending the allowance or disallowance of such Disputed Claims. In the event that the

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

         Reorganized Debtors wish to deposit or hold a lesser amount than required herein and is unable to reach an agreement with the holder of the Disputed Claim or the Disbursing Agent, as the case may be, on the amount to be deposited or held, the Bankruptcy Court shall fix the amount after notice and hearing. Upon Final Order with respect to a Disputed Claim, the holder of such Disputed Claim, to the extent it has been determined to be an Allowed Claim, shall receive from the Disbursing Agent that payment or distribution to which it would have been entitled if the portion of the Claim so allowed had been allowed as of the Effective Date. Such payment or distribution shall be made as soon as practical after the order allowing the Claim has become a Final Order. The balance of the amount held by the Disbursing Agent after such payment applicable to a previously Disputed Claim that has been disallowed in whole and in part, shall be returned to the Reorganized Debtors.

                  13.2.3. LATE-FILED CLAIMS. No claim filed after the Bar Date or, as applicable, the Administrative Claim Bar Date, shall be allowed, and all such Claims are hereby disallowed in full. After the Bar Date or the Administrative Bar Date, as applicable, no Creditor shall be permitted to amend any claim to increase the claimed amount; and any such amendment shall be disallowed to the extent of the late-filed increase in the claimed amount.

         13.3. EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS; TIMING. Each officer of the Debtors and Reorganized Debtors is authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and to take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan and any securities issued, transferred or canceled pursuant to this Plan. The Debtors and Reorganized Debtors are authorized and directed to do such acts and execute such documents as are necessary to implement this Plan.

         13.4. EXEMPTION FROM TRANSFER TAXES. Pursuant to Section 1146(c) of the Bankruptcy Code, (i) the issuance, distribution, transfer or exchange of Estate property; (ii) the creation, modification, consolidation or recording of any deed of trust or other security interest, the securing of additional indebtedness by such means or by other means in furtherance of, or connection with this Plan or the Confirmation Order; (iii) the making, assignment, modification or recording of any lease or sublease; or (iv) the making, delivery or recording of a deed or other instrument of transfer under, in furtherance of, or in connection with, this Plan, Confirmation Order or any transaction contemplated above, or any transactions arising out of, contemplated by or in any way related to the foregoing shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act or real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment and the appropriate state of local government officials or agents shall be, and hereby are, directed to forego the collection of any such tax or assessment and to accept for filing or recordation any of the foregoing instruments or other documents without the payment of any such tax or assessment.

         13.5. REVOCATION OR WITHDRAWAL OF THIS PLAN. The Debtors reserve the right to revoke or withdraw this Plan as to any one or all of Debtors at any time prior to the Confirmation Date. If this Plan is withdrawn or revoked, then this Plan shall be deemed null and void and nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtors or any other Person nor shall the withdrawal or revocation of this Plan prejudice in any manner the rights of the Debtors or any Person in any further proceedings involving the Debtors. In the event this Plan is withdrawn or revoked, nothing set forth herein shall be deemed an admission

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555
of any sort and this Plan and any transaction contemplated thereby shall not be admitted into evidence in any proceeding.

         13.6. BINDING EFFECT. This Plan shall be binding upon, and shall inure to the benefit of, the Debtors and the holders of all Claims and Equity Securities and their respective successors and assigns.

         13.7. GOVERNING LAW. Except to the extent that the Bankruptcy Code or other federal law is applicable or as provided in any contract, instrument, release or other agreement entered into in connection with this Plan or in any document which remains unaltered by this Plan, the rights, duties and obligations of the Debtors and any other Person arising under this Plan shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Nevada without giving effect to Nevada's choice of law provisions.

         13.8. MODIFICATION OF PAYMENT TERMS. Reorganized Debtors reserve the right to modify the treatment of any Allowed Claim in any manner adverse only to the holder of such Allowed Claim at any time after the Effective Date upon the prior written consent of the holder whose Allowed Claim treatment is being adversely affected.

         13.9. PROVIDING FOR CLAIMS PAYMENTS. Except for the Indenture Trustee and Noteholders in Classes 6 and 9, distributions to holders of Allowed Claims shall be made by the Disbursing Agent: (i) at the addresses set forth on the proofs of Claim filed by such holders (or at the last known addresses of such holders if no proof of Claim is filed or if the Debtor has been notified of a change of address); (ii) at the addresses set forth in any written notices of address changes delivered to the Disbursing Agent after the date of any related proof of Claim; or (iii) at the addresses reflected in the Schedules if no proof of Claim has been filed and the Disbursing Agent has not received a written notice of a change of address. If any holder's distribution is returned as undeliverable, no further distributions to such holder shall be made unless and until the Disbursing Agent is notified of such holder's then current address, at which time all missed distributions shall be made to such holder without interest. Amounts in respect of undeliverable distributions made through the Disbursing Agent shall be returned to Reorganized Debtors until such distributions are claimed. All claims for undeliverable distributions shall be made on or before the second anniversary of the Effective Date. After such date, all unclaimed property shall revert to Reorganized Debtors and the Claim of any holder or successor to such holder with respect to such property shall be discharged and forever barred notwithstanding any federal or state escheat laws to the contrary. Nothing contained in this Plan shall require the Debtors, Reorganized Debtors or the Disbursing Agent to attempt to locate any holder of an Allowed Claim.

         13.10. SET OFFS. The Debtors and the Reorganized Debtors may, but shall not be required to, set off or recoup against any Claim and the payments or other distributions to be made pursuant to this Plan in respect of such Claim (before any distribution is made on account of such Claim), claims of any nature whatsoever that the applicable Debtor or Reorganized Debtors may have against the holder of such Claim to the extent such Claims may be set off or recouped under applicable law, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors or the Reorganized Debtors of any such claim that it may have against such holder.

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

         13.11. NOTICES. ANY notice required or permitted to be provided under this Plan shall be in writing and served by either: (a) certified mail, return receipt requested, postage prepaid; (b) hand delivery or (c) reputable overnight courier service, freight prepaid, to be addressed as follows:

  If to the Debtors:                    Fitzgeralds Gaming Corporation
                                        3097 East Warm Springs Road, Suite 100
                                        Las Vegas, Nevada 89120
                                        Attn: Philip D. Griffith
                                        Tel: (702) 940-2202
                                        Fax: (702) 940-2207

  With a copy to:                       GORDON & SILVER, LTD.
                                        3960 Howard Hughes Parkway, 9th Floor
                                        Las Vegas, Nevada 89109
                                        Attn: Gerald M. Gordon, Esq.
                                              Thomas H. Fell, Esq.
                                        Tel: (702) 796-5555
                                        Fax: (702) 369-2666

  If to Informal                        Houlihan Lokey Howard & Zukin
  Committee:                            685 Third Avenue, 15th Floor
                                        New York, New York 10017
                                        Attn: William H. Hardie, III
                                        Tel: (212) 497-4100
                                        Fax: (212) 661-3070

  With a copy to:                       Ropes & Gray
                                        One International Place
                                        Boston, Massachusetts 02110
                                        Attn: Don DeAmicis, Esq.
                                        Tel: (617) 951-7000
                                        Fax: (617) 951-7050

  If to the Reorganized                 Preston Smart
  Debtors:                              One Tanfield Road
                                        Tiburon, California 94920
                                        Tel: (415) 203-8357
                                        Fax: (415) 435-0544

  With copies to:                       John F. Hunt
                                        Hunt & Ayes LLP
                                        1818 Market Street
                                        Philadelphia PA 19103
                                        Tel: (215) 557-8500
                                        Fax: (215) 557-6608

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

                                        And

                                        Ropes & Gray
                                        One International Place
                                        Boston, Massachusetts 02110
                                        Attn: Don DeAmicis, Esq.
                                        Tel: (617) 951-7000
                                        Fax: (617) 951-7050

  If to the Indenture Trustee:          The Bank of New York
                                        101 Barclay Street 21W
                                        New York, New York 10286
                                        Attn: Irene Siege1
                                        Tel: (212) 815-5703
                                        Fax: (212) 815-5915

  With a copy to:                       Emmett, Marvin & Martin
                                        120 Broadway
                                        New York, New York 10271
                                        Attn: Edward P. Zujkowski, Esq.
                                        Tel: (212) 238-3000
                                        Fax: (212) 238-3100

         13.12. STATUTORY COMMITTEE. Any Statutory Committee appointed in the Chapter 11 Cases shall terminate on the Effective Date and shall thereafter have no further responsibilities in respect of the Chapter 11 Cases, except with respect to preparation of filing of applications for compensation and reimbursement of expenses.

         13.13. SEVERABILITY. If any provision of this Plan is determined by the Bankruptcy Court to be invalid, illegal or unenforceable or this Plan is determined to be not confirmable pursuant to Section 1129 of the Bankruptcy Code, the Bankruptcy Court, at the request of the Debtors shall have the power to alter and interpret such term to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of this Plan shall remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of this Plan, as it may have been altered or interpreted in accordance with the foregone, is valid and enforceable pursuant to its terms.

         13.14. WITHHOLDING AND REPORTING REQUIREMENTS. In connection with this Plan and all instruments and securities issued in connection therewith and distributions thereon, the Reorganized Debtors and the Indenture Trustee, as the case may be, shall comply with all withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements. The Reorganized Debtors or the Indenture Trustee, as the case may be, shall be

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555
authorized to take any and all action that may be necessary to comply with such withholding and recording requirements. Notwithstanding any other provision of this Plan, each holder of an Allowed Claim that has received a distribution pursuant to this Plan shall have sole and exclusive responsibility for the satisfaction or payment of any tax obligation imposed by any governmental unit, including income, withholding and other tax obligation on account of such distribution.

         13.15. POST CONFIRMATION REPORTING. Until the entry of the final decree closing the Chapter 11 Cases, the Reorganized Debtors shall comply with the post-confirmation reporting requirements found in Local Rule 3020. Additionally, to the extent required, the Reorganized Debtors shall file post-confirmation quarterly operating reports as required by the United States Trustee Guidelines, para 7.2.

         13.16. CRAMDOWN. In the event that any impaired Class is determined to have rejected this Plan in accordance with Section 1126 of the Bankruptcy Code, the Debtors will invoke the provisions of Section 1129(b) of the Bankruptcy Code to satisfy the requirements for confirmation of this Plan. The Debtors reserve the right to modify this Plan to the extent, if any, that Confirmation pursuant to Section 1129(b) of the Bankruptcy Code requires modification.

         13.17. QUARTERLY FEES TO THE UNITED STATES TRUSTEE. Prior to the Effective Date, Debtors, and after the Effective Date the Reorganized Debtors shall pay all quarterly fees payable to the Office of the United States Trustee for the Debtors after Confirmation, consistent with applicable provisions of the Bankruptcy Code and Bankruptcy Rules.

DATED: April 18, 2003.

                                   Respectfully submitted,

                                   FITZGERALDS GAMING CORPORATION,
                                   a Nevada corporation

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------

                                   101 MAIN STREET LIMITED LIABILITY COMPANY, a Colorado Limited Liability Company

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------

                                   FITZGERALDS BLACKHAWK, INC.,
                                   a Nevada corporation

                                   By:/s/ [ILLEGIBLE]
                                      -------------------------

                                   FITZGERALDS BLACKHAWK, INC.,
                                   a Colorado corporation

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

                                   FITZGERALDS INCORPORATED,
                                   a Nevada corporation

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------

                                   FITZGERALDS LAS VEGAS, INC.,
                                   a Nevada corporation

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------

                                   FITZGERALDS MISSISSIPPI, INC.,
                                   a Nevada corporation

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------

                                   FITZGERALDS RENO, INC.,
                                   a Nevada corporation

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------

                                   FITZGERALDS SOUTH, INC.,
                                   a Nevada corporation

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------

                                   FITZGERALDS FREMONT EXPERIENCE
                                   CORPORATION, a Nevada corporation

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------

                                   GORDON & SILVER, LTD.

                                   By: /s/ Gerald M. Gordon
                                      -------------------------
                                          Gerald M. Gordon,
                                          Attorney for the Debtors-In-Possession

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

                                 SCHEDULE 1.1.79
                                       TO
                             PLAN OF REORGANIZATION

                   CERTAIN PRESERVED POTENTIAL CAUSES OF ACTION

         All defined terms used herein shall have the meanings set forth in the Plan. The following is a non-exhaustive list of potential parties against whom Debtors and/or the Reorganized Debtors may hold a claim or cause of action. Debtors and the Reorganized Debtors reserve their right to modify this list to amend or add parties or causes of action, but disclaim any obligation to do so. In addition to the possible causes of action and claims listed below, Debtors and the Reorganized Debtors have or may have, in the ordinary course of their business, numerous causes of action and Claims or rights against contractors, subcontractors, suppliers and others with whom they deal in the ordinary course of their business (the "Ordinary Course Claims"). Debtors and the Reorganized Debtors reserve their right to enforce, sue on, settle or compromise (or decline to do any of the foregoing) the Ordinary Course Claims, as well as the claims and causes of action listed below and all other clams and causes of action. Debtors and the Reorganized Debtors also have, or may have, and are retaining, various claims or causes of action arising under or pursuant to its insurance policies, and all rights arising under, relating to, or in connection with such policies are expressly reserved and retained.

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

                                  SCHEDULE 7.1
                                       TO
                             PLAN OF REORGANIZATION

                ASSUMED EXECUTORY CONTRACTS AND UNEXPIRED LEASES

 GORDON & SILVER, LTD.
   ATTORNEYS AT LAW
   FOURTEENTH FLOOR
3800 HOWARD HUGHES PKWY
LAS VEGAS, NEVADA 89109
    (702) 796-5555

                                  SCHEDULE 7.1

                                ASSUMED CONTRACTS

1. Non-Exclusive Revocable License Agreement "21 Madne$$", dated as of January 21, 1998, between A.C. Coin-Nevada and Fitzgeralds Reno, Inc.

2. Independent and Chain Lodging Establishment Agreement, dated as of March 21, 1985, between American Express and Fitzgeralds Casino Hotel.

3. License Agreement-Hotels and Motels, dated as of January 1, 1999, between American Society of Composers, Authors and Publishers ("ASCAP") and Fitzgerald's Reno, Inc.

4. Security Uniform Provider & Laundry Service, dated as of December 13, 1994, between Ameripride Uniform f/n/a Mission Linen and Fitzgeralds.

5. Multi-Game Agreement, dated as of October 3, 1997, between Anchor Coin, dba Anchor Games (now known as IGT) and Fitzgeralds-Reno, as amended by that certain (i) Wheel of Gold Appendix, dated as of October 21, 1997, (ii) Wheel of Gold(TM) Appendix-Participation, dated as of April 15, 1999, (iii) Video Wheel of Fortune Participation, dated as of December 16, 1999, (iv) Video Wheel of Fortune- Participation, dated as of February 16, 2000; (v) Money Mine Appendix-Participation, dated as of May 18, 2000; (vi) Money Mine Appendix-Participation, dated as of May 19, 2000; (vii) Flip Flop Appendix-Flat Lease, dated as of November 29, 2000; (viii) I Dream of Jeannie Appendix-Flat Lease, dated as of December 5, 2000; (ix) Flip Flop Appendix-Flat Lease, dated as of June 27, 2001; (x) Big Wheel of Gold Appendix-Flat Lease, dated as of June 27, 2001; (xi) Sea Quest-Nickels Appendix-Flat Lease, dated as of August 30, 2002; and (xii) Mayan Wheel of Gold Appendix-Flat Lease.

6. Vending Agreement, dated as of February 10, 1999, between Automatic Merchandisers, Inc. (AMI) and Fitzgeralds Reno, Inc.

7. Wide Area Network Services Agreement, Product Description-Betty Boop's Big Hit(TM), dated as of February 23, 1999, between Bally Gaming, Inc. and Fitzgerald's Hotel Casino, as amended by that certain Agreement for Compliance, dated as of May 6, 1997, that certain Hold Harmless Agreement, dated as of May 6, 1999 and that certain Communication Line Installation Authorization, dated as of May 6, 1999.

8. License Agreement, dated as of April 9, 1993, between BET Technology, Inc. and The Fitzgeralds Group, consisting of Fitzgeralds Casino, Harold Casino and The Nevada Club Casino.

9. Proposal and Contract, dated as of March 31, 1992, between Bright Exchange and Fitzgerald's Reno, Inc., dba Fitzgerald's Casino/Hotel.

10. Subscriber Agreement, dated as of April 1, 1996, between Central Credit, Inc. and Fitzgeralds Reno, Inc.

11. Letter Agreement, dated as of November 9, 1995, between Coca-Cola Fountain and Fitzgeralds Reno, Inc. (month-to-month).

12. Comdata Funds Access Services Agreement, n/k/a Global Cash Access, dated as of September 1, 1997, between Comdata Network, Inc. d/b/a Comdata Corporation and Fitzgeralds Gaming Corporation.
         (month-to-month)

13. Equipment Purchase and Maintenance Agreement, dated as of June 21, 1999, between Courtesy Products Company and Fitzgeralds Reno, Inc.

14. Accumail Software Subscription dated as of June 3, 2000, between CSG Direct, Inc. and Fitzgeralds Hotel & Casino.

15. Merchant Services Agreement, dated as of June 2, 1999, between Discover Card Services, Inc. and Fitzgeralds Reno, Inc.

16. Service Agreement, dated as of July 19, 1990, between Dynamic Sound aka Muzak and Fitzgerald's Reno Inc.

17. License and Maintenance Agreement, dated as of July 6, 1999, between Eatec Corporation and Fitzgerald's Hotel & Casino, as amended by that certain Addendum A.

18. Parking Garage Space Usage, dated as of May 13, 1997, between Eldorado Hotel and Casino and Fitzgeralds Reno, Inc.

19. Commercial Advertising Agreement, dated as of March 1, 2000, between Elizabeth Younger Agency and Fitzgerald's Hotel & Casino.

20. Kitchen Hood Cleaning Service, dated as of July 1, 2000, between Fire Extinguisher Service Co. and Fitzgeralds Casino.

21. Playing Card Purchase Contract, dated as of January 5, 1999, between Gemaco Playing Card Company and Fitzgerald's Reno.

22. Warehouse Lease, dated as of March 1, 1999, between Gloria Barengo Ramsey et al and Fitzgeralds Reno, Inc.

23. Commercial Sales Proposal /Agreement, dated as of April 13, 2000, between Grinnell Fire Protection Systems Company and Fitzgeralds Hotel & Casino.

24. Contract, dated as of September 1, 1995, between Havalex Inc. and Fitzgeralds Reno, Inc.

25. Billings Instructions, dated as of December 22, 1998, between Humidity Control Systems, Inc. (CoolerKING) and Fitzgeralds Hotel & Casino.

26. Statement of Work for Services (ServiceSuite), dated as of December 15, 1998, between IBM and Fitzgerald Reno Inc. (IBM AS/400 Peripheral Equipment Maintenance)

27. Triple Play Poker License Agreement, dated as of April 16, 1998, between IGT and Fitzgeralds Reno.

28. Triple Play Poker License Agreement (CO 26920), dated as of April 16, 1998, between IGT and Fitzgeralds Casino Hotel.

29. Nevada Quartermania Progressive Agreement (S/O 108751), dated as of November 14, 1995, between IGT and Fitzgeralds Reno, Inc. d/b/a Fitzgeralds Hotel/Casino, as amended by that certain Addendum.

30. Nevada Nickels Deluxe Progressive Agreement (S/O 109749), dated as of December 6, 1995, between IGT and Fitzgeralds Reno, Inc. /b/a Fitzgerald's Casino/Hotel, as amended by that certain Addendum.

31. Nevada Megabucks Progressive Agreement (S/O 113450), dated as of September 10, 1996, between IGT and Fitzgeralds Reno, Inc. d/b/a Fitzgeralds Casino/Hotel, as amended by that certain Addendum.

32. Nevada Wheel of Fortune(R) Dollar Progressive Agreement (COM 10539), dated as of June 26, 1997, between IGT and Fitzgerald's Hotel/Casino d/b/a Fitzgerald's Hotel/Casino.

33. Nevada Wheel of Fortune(R) Five Dollar Progressive Agreement (COM 19976), dated as of May 4, 1998, between IGT and Fitzgeralds Casino/Hotel, d/b/a Fitzgeralds Casino/Hotel.

34. Nevada Megabucks Progressive Agreement (COM 54059), dated as of December 29, 1999, between IGT and Fitzgeralds Casino/Hotel (Reno) d/b/a Fitzgeralds Reno, Inc.

35. Nevada Megabucks Progressive Agreement (COM 5743l), dated as of January 26, 2000, between IGT and Fitzgeralds Reno, Inc. d/b/a/ Fitzgeralds Casino/Hotel (Reno).

36. Nevada Wheel of Fortune(R) Quarter Progressive Agreement (COM 60700), dated as of May 17, 2000, between IGT and Fitzgeralds Reno, INC. d/b/a Fitzgeralds Casino/Hotel.

37. Nevada Wheel of Fortune(R) Half Dollar Progressive Agreement (COM 64089), dated as of May 17, 2000, between IGT and Fitzgeralds Reno, Inc. d/b/a Fitzgeralds Casino/Hotel.

38. Nevada Wheel of Fortune(R) Half Dollar Progressive Agreement (COM 64106), dated as of May 17, 2000, between IGT and Fitzgeralds Reno, Inc. d/b/a Fitzgeralds Casino/Hotel.

39. Nevada Wheel of Fortune(R) Dollar Progressive Agreement (COM 64118), dated as of May 17, 2000, between IGT and Fitzgeralds Reno, Inc., d/b/a Fitzgeralds Casino/Hotel.

40. Nevada Megabucks Progressive Agreement (COM 61760), dated as of May 17, 2000, between IGT and Fitzgeralds Reno, INC. d/b/a Fitzgeralds Casino/Hotel.

41. Nevada Party Time Quarter Progressive Agreement (COM 61744), dated as of May 17, 2000, between IGT and Fitzgeralds Reno, Inc. d/b/a Fitzgeralds Casino/Hotel.

42. Nevada Addams Family Nickel Progressive Agreement (COM 63903), dated as of July 28, 2000, between IGT and Fitzgeralds Reno, Inc. d/b/a Fitzgeralds Casino/Hotel.

43. Nevada Wheel of Fortune(R) Quarter Progressive Agreement (COM 70083), dated as of October 12, 2000, between IGT and Fitzgeralds Reno, Inc. d/b/a Fitzgeralds Casino/Hotel.

44. Nevada Elvis Presley Quarter Progressive Agreement (COM 71344), dated as of November 8, 2000, between IGT and Fitzgeralds Reno, INC. d/b/a Fitzgeralds Casino/Hotel.

45. Progressive Agreement - Wheel of Fortune (CO 70472), dated as of September 8, 2000, between IGT and Fitzgeralds Reno, Inc.

46. 50 Play Poker License Agreement, dated as of August 18, 2000, between IGT and Fitzgeralds Reno, Inc. dba Fitzgeralds Casino/Hotel.

47. Progressive Agreement - Jeopardy, dated as of May 4, 1996, between IGT and Fitzgerald's Hotel Casino.

48. Nevada Megabucks Progressive Agreement (S/O 107096), dated as of July 20, 1995, between IGT and Fitzgeralds Reno, Inc. d/b/a Fitzgeralds Hotel/Casino.

49. Progressive Agreement - Wheel of Fortune (CO 13588), dated as of September 10, 1997, between IGT and Fitzgeralds Reno, Inc.

50. Advertising Agreement, dated as of February 1, 1985, between Innerwest Media and Fitzgerald's (Lincoln Management), as amended by that certain Addendum, dated as of March 1, 1986.

51. Tip Compliance, dated as of August 26, 1992, between Internal Revenue Service and Fitzgeralds Reno, Inc.

52. Maintenance Contract, dated as of July 2, 1996, between Kronos and Fitzgeralds Casino/Hotel.

53. Agreement, dated as of June 23, 2000, between Leroy's Horse & Sports Place and Fitzgeralds Reno, Inc.

54. Guest Pay Agreement, dated as of October 9, 2000, between LodgeNet Entertainment Corporation and Fitzgeralds Reno, Inc. dba Fitzgeralds Hotel/Casino, as amended by that certain Addendum.

55. Software Maintenance, dated as of _________, 1996, between Lodging & Gaming Systems and Fitzgeralds Hotel & Casino.

56. Customer Agreement, dated as of October 30, 1998, between Metrocall and Fitzgeralds, as amended by that certain Addendum to the Customer Agreement.

57. District Account Maintenance Agreement, dated as of June 24, 1996, between MICROS Systems, Inc. and Fitzgerald's Casino & Hotel.

58. Participation Agreement (G008020) - Battleship, dated as of August 10, 2000, between Mikohn Nevada and Fitzgerald's Hotel &L Casino.

59. Participation Agreement - Yahtzee, dated as of September 20, 1999, between Mikohn Gaming Corporation and Fitzgerald's Hotel & Casino.

60. Vertical Transportation Maintenance Agreement dated April 1, 1998, between Montgomery KONE, Inc. and Fitzgeralds Reno, Inc.

61. Pest Control Service Agreement, dated as of June 2, 1998, between Orkin and Fitzgeralds Casino/Hotel Reno. (month-to-month).

62. Postage Meter Rental Agreement, dated as of July 12, 1993, between Pitney Bowes and Fitzgeralds Hotel & Casino.

63. Management Agreement, dated as of February 2, 2000, between Fitzgeralds Reno, Inc. and Plaza Parking, Inc.

64. Software License Agreement, dated as of June 1, 1998, between ProData Computer Services, Inc. and Fitzgeralds Hotel & Casino.

65. Commercial Lease, dated as of January 30, 1992, between Reno Retail Items, Inc. and Scout Development Corporation, as amended by that certain Amendment to Lease, dated as of May 14, 1992, between Reno Retail Items, Inc. and Scout Development Corporation, as amended by that certain Amendment to Lease, dated as of June 1, 1992, between Reno Retail Items, Inc. and Scout Development Corporation, as amended by that certain Third Amendment to Commercial Lease, dated as of August 20, 1992, between Reno Souvenir Station, Inc. and Scout Development Corporation and, as amended by that certain Fourth Amendment to Commercial Lease, dated as of September 4, 1992, between Reno Souvenir Station, Inc. and Scout Development Corporation.

66. Lease Agreement, dated as of April 14, 2000, between Ricoh Leasing (De Lage Landen Financial Services) and Fitzgeralds Reno, Inc., as amended by that certain Addendum to Ricoh Leasing Lease Agreement.

67. Lease, dated as of October 31, 1974, between Santino Oppio and Center Street Properties Corp. ("CSPC"), as assigned by that certain Assignment of Lease and Assumption Agreement, dated as of December 31, 1986, between CSPC and Nevada Club, Inc., as further assigned by that certain Assignment of Lease and Assumption Agreement, dated as of December 31, 1986, between Nevada Club, Inc. and the Estate of Lincoln Fitzgeralds, Meta K. Fitzgerald, Executrix (successor to Nevada Club, Inc.), as further subleased by that certain Sublease, dated as of December 31, 1986, between Nevada Club, Inc. and Lincoln Investments, Inc. (predecessor to Fitzgeralds Reno, Inc.), as further assigned by that certain Assignment of Interest in Lease, dated as of December 23, 1999, between Barbara A. Oppio and Richard S. Oppio, as successor Co-Trustees to Santino Oppio, as Trustee under The Santino Oppio Trust Agreement dated March 12, 1991 and Barbara A. Oppio, Richard S. Oppio and Janet L. Oppio, which was subsequently transferred and assigned to Oppio Investments, LLC on June 14, 2000.

68. Hotel, Motel & Resort Performance License, dated as of June 1, 1996, between SESAC, INC. and Fitzgeralds Casino/Hotel.

69. Let It Ride Bonus(TM) License Agreement, dated as of July 14, 1997, between Shuffle Master, Inc., d/b/a Shuffle Master Gaming and Fitzgeralds Reno, Inc.

70. Sales/Lease Agreement, dated as of December 13, 1999, between Shuffle Master Gaming and Fitzgerald's Casino.

71. Non-Exclusive* Master Assignment Agreement, dated as of February 17, 1996, between Sierra Nevada Adjustment Group, Inc. and Fitzgerald's Reno, Inc. dba Fitzgeralds Casino/Hotel.

72. Maintenance Agreement, dated as of April 14, 2000, between Sierra Office Solutions and Fitzgeralds Reno, Inc.

73. Recycled Used Cooking Oil Handling Agreement, dated as of October 3, 1995, between Sierra Recycling Company and Fitzgeralds Reno, Inc. dba Fitzgeralds Casino/Hotel.

74. Master Software License Agreement (Number 94-1828), dated as of July 8, 1994, between Software 2000, n/k/a Infinium and Fitzgeralds Reno, Inc., as amended by that certain Software Schedule No. 94-1828HR/GL/AP.1 and those certain Addenda dated as of July 8, 1994 and January 1, 1997.

75. Ground Lease, dated as of March 1, 1978, between Southern Pacific Transportation Company ("Southern Pacific") k/n/a Union Pacific Railroad Company, and Donald L. Wilkerson ("Wilkerson"), as amended by that certain (i) Supplemental Agreement, dated as of February 22, 1979, between Southern Pacific and Wilkerson; (ii) Exercise Of Option To Extend Term, dated as of August 22, 1979, executed by Wilkerson extending the term of the Ground Lease to February 28, 2023; (iii) as amended by that certain Supplemental Agreement, dated as of July 16, 1984, between Southern Pacific and Plaza Investments; (iv) Memorandum Confirming Rent Adjustment, dated as of January 1, 1989, between Southern Pacific and Plaza Investments; and (v) Deed of Correction and Reaffirmation and Boundary Line Adjustment, dated as of January 26, 2000, between Union Pacific Railroad Company, G and S and Scout Development Corporation, as assigned by that certain Assignment and Assumption of Ground Lease Amendment, dated as of February 1, 2000, between Scout Development Corporation and Fitzgeralds Reno, Inc.

76. License/Maintenance Agreement dated as of August 2, 1993, between Tech Art and Fitzgerald's - Reno, as amended by that certain Addendum (maintenance agreement renewed annually).

77. Cold Product Lease Agreement, dated as of May 27, 1998, between The Swire Coca-Cola Bottling Group and Fitzgeralds Casino (Mollys). (month-to-month).

78. Elevator/Escalator Service-Main Building, dated as of August 24, 1987, between ThyssenKrupp Elevator Corporation and Lincoln Management.

79. Check Collection Agreement, dated as of March 25, 1998, between Universal Recovery Corporation and Fitzgeralds Reno, Inc., as amended by that certain Addendum.

80. Rental Service Agreement, dated as of August 30, 1999, between Vogue Laundry and Dry Cleaners, Inc. and Fitzgeralds Reno, Inc.

81. Service Agreement-Casino Player Count Service dated as of February 1, 1996, between Wells Gaming Research and Fitzgeralds Gaming Corporation.

82. Equipment Lease Agreement, dated as of October 10, 1998, between XPERTX, INC. and Fitzgeralds Reno, Inc (month to month)(maintenance is also month to month at a cost of $1,425.00 per month)

83. Keno Vortex System Lease/Software License dated as of October 10, 1996, between XPERTX, INC. and Fitzgeralds Reno, Inc.

84. Maintenance Agreement (Contract No. R00787Cl), dated as of February 7, 2000, between YESCO and Fitzgeralds - Reno, as amended by that certain Addendum, dated as of March 24, 2000.

85. Maintenance Agreement, dated as of June 1, 1998, between YESCO and Fitzgeralds.

86. Lease Agreement (Contract No. R09250C), dated as of October 14, 1997, between YESCO and Fitzgerald's Reno Incorporated, as amended by that certain Addendum.